SCHEDULE 14A
			       (Rule 14a-101)
		  INFORMATION REQUIRED IN PROXY STATEMENT

			    SCHEDULE 14A INFORMATION
	  Proxy Statement Pursuant to Section 14(a) of the Securities
		 Exchange Act of 1934 (Amendment No.        )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [  ]
	 (Check the appropriate box:)
      [ ]Preliminary Proxy Statement
      [ ]Confidential, for Use of the Commission Only (as permitted by
	 Rule 14a-6(e)(2))
      [X]Definitive Proxy Statement
      [ ]Definitive Additional Materials
      [ ]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

			    AMP Incorporated
---------------------------------------------------------------------------
	       (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]$125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
	      or Item 22(a)(2) of Schedule 14A.
   [ ]$500 per each party to the controversy pursuant to Exchange Act Rule
	      14a-6(i)(3).
   [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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		  applies:

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	      (2) Aggregate number of securities to which transaction
		  applies:

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		  computed pursuant to Exchange Act Rule 0-11 (setting forth
		  the amount on which the filing fee is calculated and how such amount was determined):

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	      (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
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	      offsetting fee was paid previously.  Identify the previous
	      filing by registration statement number, or the Form or Schedule and the date of its filing.

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				 NOTICE OF

			      ANNUAL MEETING

				    AND

			      PROXY STATEMENT


				___________


			      ANNUAL MEETING

				    OF

			       SHAREHOLDERS

			      April 26, 1995

				__________


				    AMP


			     AMP Incorporated
			 Harrisburg, Pennsylvania


      AMP Incorporated
      Harrisburg, PA  17105-3608

AMP

      Executive Offices


							March 24, 1995

Dear Shareholder:

     You are invited to attend the AMP Incorporated 1995 Annual Meeting of Shareholders. This year the Annual Meeting will be held at the M. C.
Benton, Jr. Convention and Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, April 26, 1995, at 10:30 a.m., local time.

     If you plan to attend the Annual Meeting, please mark the appropriate box in the lower right-hand corner of the enclosed proxy so that an admission card may be sent to you in advance. Only shareholders bearing an admission card will be permitted admittance to the Annual Meeting, and the number of admission cards issued will be limited to the seating capacity of the Benton Convention Center. If your shares are not registered in your own name, please advise the shareholder of record (e.g. your bank or broker) that you wish to attend the Annual Meeting and they will request an admission card for you.

     Also, it is of special significance this year that your shares be represented at the Annual Meeting. In addition to the election of directors and other matters that may properly be brought before the Annual Meeting, the shareholders will be asked to vote on the revised Management Incentive Plan, the 1993 Long-Term Equity Incentive Plan as amended and one Shareholder Proposal. Please carefully read the descriptions included in the Proxy Statement before completing, signing and returning the accompanying proxy in the postage paid envelope provided for that purpose.

     Thank you for your prompt attention to these important matters.


						   Very truly yours,

						   /s/   J. E. Marley

						   JAMES E. MARLEY
						   Chairman of the Board




				    AMP Incorporated
				      P.O. Box 3608
			 Harrisburg, Pennsylvania  17105-3608

		       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
				   April 26, 1995

To the Shareholders of
   AMP Incorporated:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of AMP Incorporated will be held at the M. C. Benton, Jr. Convention and Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, April 26, 1995, at 10:30 a.m., local time, for the purpose of considering and acting upon the following:

     1. The election of a Board of Directors, eleven in number, to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified.

     2. A proposal to approve the revised AMP Management Incentive Plan.

     3. A proposal to approve the AMP Incorporated 1993 Long-Term Equity Incentive Plan as amended.

     4. A shareholder proposal relating to minority and gender inclusiveness in senior management and on the Board of Directors.

     5. Such other matters that may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 10, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at said meeting and any adjournments thereof.

				       By order of the Board of Directors

						     /s/   D. F. Henschel

						      David F. Henschel,
						      Corporate Secretary

Dated: March 24, 1995.

			     AMP INCORPORATED
			      PROXY STATEMENT
			     ________________
				  VOTING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AMP Incorporated (the "Corporation"). Such proxies will be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 26, 1995, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying Notice of Meeting dated March 24, 1995. The address of the Corporation's principal executive offices is P.O. Box 3608, Harrisburg, Pennsylvania 17105-3608. The approximate date on which this Proxy
Statement and the enclosed form of proxy are first sent or given to shareholders is March 24, 1995. Shareholders of record at the close of business on March 10, 1995 are entitled to notice of and to vote at said meeting and any adjournments or postponements thereof, each share being entitled to one vote. On March 10, 1995 the Corporation had 209,679,077 outstanding shares of Common Stock, no par value (excluding shares held in the treasury of the Corporation, all of which are issued but not outstanding and are not entitled to vote), which constitutes the only class of voting securities of the Corporation. A majority of the shares entitled to vote and either present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting.

     Under Pennsylvania law and the Corporation's Articles of Incorporation and Bylaws, each nominee for election as a director shall be elected if he or she receives the affirmative vote of a majority of the votes cast by shareholders entitled to vote and either present in person or represented by proxy at the Annual Meeting. Similarly, the proposal to approve the revised AMP Management Incentive Plan and the shareholder proposal will be authorized by the shareholders if each receives the affirmative vote "for" such proposal by a majority of the votes cast by shareholders entitled to vote and either present in person or represented by proxy at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld from the nominees. Shareholders are not entitled to cumulative voting in the election of directors. Abstentions, votes that are withheld from director nominees and broker non-votes (i.e., the inability of a broker or other nominee holding shares for a beneficial owner to vote on behalf of such beneficial owner on a particular non-routine matter because such broker or nominee is not permitted, without receiving instructions from the beneficial owner, to vote such owner's shares on that matter, notwithstanding that the broker or nominee has discretionary authority on another routine, non-controversial matter and has voted on such matter on behalf of the beneficial owner) will be counted in determining whether a quorum has been reached but will be excluded entirely from the vote and will have no effect thereon.

     On the other hand, the Corporation's proposal to approve the 1993 Long-Term Equity Incentive Plan as amended (the "Plan Amendment Proposal") will be approved by the shareholders if it receives the affirmative vote "for" such proposal by a majority of the shareholders entitled to vote and either present in person or represented by proxy. Abstentions not only are counted in determining whether a quorum is present but also are counted in determining the total number of shares present in person or represented by proxy and entitled to vote. While not counted as votes for or against the Plan Amendment Proposal, abstentions have the same effect as votes against the proposal. Broker non-votes continue to be counted only for purposes of determining whether a quorum is present at the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked in writing by the person giving it at any time before it is exercised. Under the laws of Pennsylvania, attendance at the Annual Meeting by a shareholder who has given a proxy does not have the effect of revoking such proxy unless the shareholder files at any time prior to the voting of the proxy a written notice of revocation with the Corporate Secretary at the Corporation's principal executive offices set forth above or at the Annual Meeting, including but not limited to the timely filing of a duly executed proxy bearing a later date or the voting of the shares subject to this proxy by written ballot cast at the Annual Meeting. All shares represented by valid proxies received by the Board of Directors pursuant to this solicitation in time to be voted and not revoked will be voted. If the proxy indicates a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the direction made therein. Except as set forth above with respect to brokers, if no direction is made, the shares will be voted as to each proposal in accordance with the recommendations of your Board of Directors. The proxy of a shareholder who is a participant in the Corporation's Dividend Reinvestment Plan will also serve as an instruction to the agent of that Plan to vote the shares held for the account of the participant in the same way as the shares represented by such proxy are voted. If a shareholder's proxy is not received, the shares held for his or her account in the Dividend Reinvestment Plan will not be voted. If a shareholder is a participant in the Corporation's Employee Savings and Thrift Plan, each of these participants will receive a separate Proxy card covering these shares. This Proxy card must be returned or the shares will be voted by the Trustee in its sole and absolute discretion.

ITEM 1:

			       ELECTION OF DIRECTORS

     A Board of Directors, eleven in number, is to be elected at the meeting to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise instructed by the shareholder, it is the intention of the persons named in the proxy (the "Proxy Committee") to vote such proxy for the election of the persons named in the following list, each of whom is now a member of the Board of Directors. Three directors elected at last year's Annual Meeting are not named in the list of nominees. Mr. Jeffrey J. Burdge, a director since 1979, and Mr. William E. Dearden, a director since 1982, having reached the mandatory age for retirement of directors, retired effective January 1, 1995. Mr. Benjamin Savidge, a director since 1990 and Executive Vice President and Chief Financial Officer of the Corporation, retired from the Corporation and the Board effective January 1, 1995. Mr. Takeo Shiina was elected a director by the Board of Directors effective January 1, 1995 to fill the unexpired term of one of the retiring directors.

     The following information is supplied as to each person nominated for election as a director. The information includes beneficial ownership of the outstanding Common Stock of the Corporation as of March 10, 1995 by each such person. Unless otherwise indicated, each Nominee for director possesses sole voting and dispositive power (beneficial ownership) with respect to the shares set forth opposite his or her name and there are no shares that any Nominee has the right to acquire as beneficial owner within 60 days after March 10, 1995.

Nominee, Age and
Year First                      Principal Occupation and                Shares of
Elected Director                  Business Experience                 Common Stock<F5>
----------------                ------------------------              ----------------
	      Retired Chairman of the Board and Chief Executive               2,000<F6>
	      Officer of Air Products and Chemicals, Inc.,                         <F14>
	      Allentown, Pennsylvania, a supplier of industrial
	      gases, chemicals, and related equipment and
	      technology. Mr. Baker has served as a director of
[portrait     Air Products and Chemicals, Inc. for more than the
photograph    past five years and he is a former chief executive
of Dexter     officer of that company, having served in that
F. Baker]     capacity for more than five years.  He also serves
	      as a director of Eastman Chemical.
Dexter F. Baker
   Age 67
   1990<F3><F4>
				  2

Nominee, Age and
Year First                      Principal Occupation and                Shares of
Elected Director                  Business Experience                 Common Stock<F5>
----------------                ------------------------              ----------------

[portrait     President of Harbor Point Associates, Inc., New York,           2,000<F14>
photograph    New York, a private investment and consulting
of Ralph      firm.  Mr. DeNunzio also serves as a director of
D. DeNunzio]  Harris Corporation, Federal Express Corporation, and
	      NIKE, Inc.
Ralph D. DeNunzio
    Age 63
    1977<F3><F4>


	      President and Chief Executive Officer of Barbara                616.8<F14>
	      Franklin Enterprises, Washington, D.C., a private
	      consulting and investment firm.  Ms. Franklin is an
	      internationally recognized businesswoman and public
	      servant, having served as the U.S. Secretary of
	      Commerce in the Bush Administration. In addition,
	      she has been a director of the American Institute of
[portrait     Certified Public Accountants, chaired AICPA's audit
photograph    committee, and received the John J. McCloy Award
of Barbara    from the Public Oversight Board for excellence in
H. Franklin]  auditing.  She also serves as a director of Aetna
	      Life & Casualty and The Dow Chemical Company.
Barbara Hackman Franklin
    Age 55
    1993<F2>

	      Chairman of the Board of Hixon Properties Incorporated,     1,577,570<F7>
	      San Antonio, Texas, maintaining real estate holdings                 <F14>
[reference    and other investments.  Mr. Hixon has served as a
Appendix]     director of Hixon Properties Incorporated for more
	      than the past five years.
Joseph M. Hixon III
    Age 56
    1988<F2><F4>

[portrait     Chief Executive Officer and President of the                   26,369<F13>
photograph    Corporation.  Mr. Hudson has served as an officer                    <F15>
of William    of the Corporation for more than the past five
J. Hudson,    years.  He also serves as a director of Carpenter
Jr.]          Technology Corporation.
William J. Hudson, Jr.
    Age 60
    1992<F1>
				  3

Nominee, Age and
Year First                      Principal Occupation and                Shares of
Elected Director                  Business Experience                 Common Stock<F5>
----------------                ------------------------              ----------------

	      Chairman of the Board of Directors of the                      31,338<F8>
[portrait     Corporation.  Mr. Marley has served as an officer                    <F13>
photograph    of the Corporation for more than the past five years.                <F15>
of James      He also serves as a director of Armstrong World
E. Marley]    Industries, Inc., Dauphin Deposit Corporation, and
	      Harsco Corporation.
James E. Marley
    Age 59
    1986<F1>

[portrait     Retired Chairman of the Board of Directors and Chief           46,936<F15>
photograph    Executive Officer of the Corporation.  Mr. McInnes
of Harold     served as an officer of the Corporation for more than
A. McInnes]   five years.  He also serves as a director of PPG
	      Industries, Inc.
Harold A. McInnes
    Age 67
    1981<F1><F4>


	      President, Chief Executive Officer and a director               1,400<F9>
	      of Reliance Electric Company, Cleveland, Ohio, a                     <F14>
	      manufacturer of electrical, mechanical power
[portrait     transmission, and telecommunications equipment.
photograph    Mr. Morley has served as an officer and director
of John C.    of Reliance Electric Company for more than the past
Morley]       five years.  He also serves as a director of KeyCorp
	      and Ferro Corporation.
John C. Morley
    Age 63
    1991<F2><F3>

	      Retired Chairman of the Board of Directors and Chief           55,316<F10>
[portrait     Executive Officer of the Corporation.  Mr. Raab served               <F15>
photograph    as an officer of the Corporation for more than five
of Walter     years.  He also serves as a director of The West Company,
F. Raab]      Dauphin Deposit Corporation,and Harris Corporation.
Walter F. Raab
    Age 70
  1975<F1><F4>
				  4

Nominee, Age and
Year First                      Principal Occupation and                Shares of
Elected Director                  Business Experience                 Common Stock<F5>
----------------                ------------------------              ----------------

	      Retired President and Chief Executive Officer of Parker         1,400<F11>
	      Hannifin Corporation, Cleveland, Ohio, an international              <F14>
	      manufacturer of hydraulic, pneumatic and electromechanical
	      components.  Mr. Schloemer has served as a director of
[portrait     Parker Hannifin Corporation for more than the past five
photograph    years and he is a former president and chief executive
of Paul G.    officer of that company, having served in that capacity
Schloemer]    for more than five years.  He also serves as a director
	      of Esterline Technologies Corporation and Rubbermaid Inc.
Paul G. Schloemer
    Age 66
   1991<F3>

	      Chairman of the Advisory Council of IBM Japan, Ltd.,                0<F12>
	      a manufacturer of computer systems located in Japan.
	      Mr. Shiina served as a board member of IBM Japan,
	      Ltd. from 1962 until his retirement as chief executive
[portrait     officer in 1992, having served in the capacity as CEO
photograph    for more than five years.  He also serves as a
of Takeo      director of Air Products and Chemicals, Inc. and a member
Shiina]       of the European Advisory Board of Bankers Trust
	      Company.
Takeo Shiina
    Age 65
    1995<F2>
_________

<F1> Member of the Executive Committee of the Board.
<F2> Member of the Audit Committee of the Board.
<F3> Member of the Compensation and Management Development Committee of the
     Board.
<F4> Member of the Nominating and Governance Committee of the Board.
<F5> Each director owns less than 1% of the Corporation's outstanding
     Common Stock.
<F6> Mr. Baker holds these shares of the Corporation's Common Stock in a charitable foundation in which he shares voting and dispositive powers.  In addition, he owns 1,489.2 phantom shares under the phantom
     AMP Common Stock account of the non-employee directors' deferred compensation plan described on page 7 of this Proxy Statement.
<F7> Mr. Hixon has a 2% residual beneficial interest but no voting or dispositive powers in a trust that holds 7,392 shares of Common Stock of the Corporation. In addition, he owns 1,446.9 phantom shares under the phantom AMP Common Stock account of the non-employee directors' deferred compensation plan described on page 7 of this Proxy Statement.
<F8> In addition, 195.7 shares of Common Stock of the Corporation are owned by a member of the immediate family of the Nominee; Mr. Marley disclaims beneficial ownership of such stock. Additionally, 464.1 shares of
     Common Stock of the Corporation are owned by a member of the immediate family of Mr. Marley in a custodial account over which the Nominee has voting and dispositive powers; Mr. Marley disclaims beneficial ownership of such stock.
<F9> In addition, Mr. Morley owns 822.0 phantom shares under the phantom AMP
     Common Stock account of the non-employee directors' deferred compensation plan described on page 7 of this Proxy Statement.
<F10>In addition, 10,000 shares of Common Stock of the Corporation are owned by a member of the immediate family of Mr. Raab; Mr. Raab disclaims beneficial ownership of such stock.
<F11>Mr. Schloemer holds 800 of these shares of Common Stock of the
     Corporation in a family trust of which he is co-trustee with his wife and shares voting and dispositive powers.
				  5
<F12>Mr. Shiina owns 59.1 phantom shares under the phantom AMP Common Stock account of the non-employee directors' deferred compensation plan described on page 7 of this Proxy Statement. Mr. Shiina also holds
     2,000 options granted under the Corporation's Stock Option Plan for Outside Directors, which options are not exercisable until on or after January 1, 1996.
<F13>A portion of the shares reported for Messrs. Hudson and Marley are held in the Corporation's Employee Savings and Thrift Plan. Through further contributions to this plan, each may acquire an undeterminable number of additional shares within 60 days after March 10, 1995.
<F14>Ms. Franklin and Messrs. Baker, DeNunzio, Hixon, Morley and Schloemer
     each hold 2,000 options granted under the Corporation's Stock Option Plan for Outside Directors, which options are not exercisable until on or after July 1, 1995.
<F15>Under the Corporation's former Bonus Plan (Stock Plus Cash), at December
     31, 1994 Messrs. Hudson, Marley, McInnes and Raab had 34,868, 16,000, 26,666 and 13,332 Stock Bonus Units, respectively. Under the current
     1993 Long-Term Equity Incentive Plan, Mr. Hudson has 226,000 Stock
     Options and Mr. Marley has 167,000 Stock Options.  In addition,
     Mr. Hudson owns 9,930.7 phantom shares and Mr. Marley owns 8,068.8 phantom shares in the phantom AMP Common Stock account of the Corporation's deferred compensation plan for designated executive officers that is described in footnote (10) of the Summary Compensation Table, page 12 of this Proxy Statement.

     Although the Board of Directors does not contemplate that any of the Nominees for director will be unable to serve, in the event a vacancy in the original slate of nominees is occasioned by death or other unexpected occurrence, (a) shares of stock represented by the proxies shall be voted for the election of such other nominee as may be designated by the Board of Directors, or (b) prior to the meeting, the Board of Directors will amend the Corporation's Bylaws in order to eliminate that office of director for which such nominee is unable to accept election, or (c) in the event that neither (a) nor (b) occurs, the Proxy Committee shall nominate other persons in their discretion and vote the proxies for the election of such persons as directors.


		   THE BOARD OF DIRECTORS

COMPENSATION

     A director who was not an employee of the Corporation is paid $26,000 per year for services as a director and also $1,000 for each day in attendance at a meeting of the Board. Additionally, a director is paid $1,000 for attendance at each meeting of any committee of the Board on which he or she serves, except the chairperson of any such committee who is paid $1,250 for any meeting attended. A non-employee director may also be paid $1,000 per day for special services or assignments requested by either the Chairman of the Board or the CEO and President of the Corporation. A director who is also an employee of the Corporation does not receive any director or committee fees. During 1994 the Board of Directors held six meetings.

In 1994 total compensation earned by the directors was as follows:

					 Total Director
		Director                  Compensation
	    -------------------          --------------
	    Dexter F. Baker...........  $ 54,324 <F2><F3>
	    Jeffrey J. Burdge.........    53,464 <F2>
	    William E. Dearden........    40,000
	    Ralph D. DeNunzio.........    56,648 <F2>
	    Barbara H. Franklin.......    55,702 <F2>
	    Joseph M. Hixon III.......    54,800 <F2><F3>
	    William J. Hudson, Jr.....         0    <F1>
	    James E. Marley...........         0    <F1>
	    Harold A. McInnes.........   134,000 <F4>
	    John C. Morley............    51,745 <F2><F3>
	    Walter F. Raab............   152,265 <F2><F5>
	    Benjamin Savidge..........         0    <F1>
	    Paul G. Schloemer.........    50,630 <F2>
------------

<F1> Messrs. Hudson, Marley and Savidge were employees as well as directors of the Corporation, and therefore did not receive any separate director or committee fees.
<F2> This compensation includes payments to reimburse the Director for travel expenses incurred by the Director's spouse in connection with the Board meeting held in the Asia/Pacific region in October, together with payments of estimated taxes relating to such reimbursements.
<F3> This compensation includes amounts with respect to which the Director elected to defer receipt under the terms of the Corporation's deferred compensation plan for non-employee directors, described below.
<F4> This compensation includes consulting fees paid to Mr. McInnes, a former
     Chairman of the Board and Chief Executive Officer of the Corporation, under a consulting agreement with the Corporation. Under the agreement Mr. McInnes is paid a monthly fee of $8,333 for services other than in his capacity as a director. The consulting agreement will expire on December 31, 1995 unless extended by agreement of the parties.
<F5> This compensation includes consulting fees paid to Mr. Raab, a former
     Chairman of the Board and Chief Executive Officer of the Corporation, under a consulting agreement with the Corporation. Under the agreement Mr. Raab is paid a monthly fee of $8,333 for services other than in his capacity as a director. The consulting agreement expired on December 31, 1994.

     Non-employee directors are permitted to defer receipt of all or a portion of the annual retainer and the meeting fees. The period of the deferral is within the discretion of each non-employee director, provided however that payment must be made or commenced no later than the earliest of the death of the director, a change in control and termination of the director's services, or the year following the year in which he or she reaches the age of 72. Deferred compensation may be allocated to either or both of the following investment options: i) an interest-bearing account with interest credited monthly based on 120% of the Long Term Applicable Federal Rate as published by the Internal Revenue Service and adjusted quarterly;
and ii) a phantom AMP Common Stock account in which phantom dividends are reinvested in further phantom stock units. Allocations or changes in allocations can be made annually and apply prospectively to compensation earned in future years. Payments of deferred director compensation can be made in a lump sum or in up to ten annual installments.

     Effective in July, 1994 following approval of the plan by the shareholders at the 1994 Annual Meeting, the Stock Option Plan for Outside Directors provides that the outside directors shall receive a grant of 2,000 stock options in the Corporation's Common Stock when they are first elected to the Board and in each July thereafter. Up to a maximum of 10 awards may be made to any one director and up to 300,000 shares may be awarded to all outside directors in the aggregate during the 10-year term of the plan. These options vest after 1 year and remain exercisable for 9 years. (The maximum number of shares that may be awarded under the plan and the number of options included in each grant have been doubled in preparation to the 2-for-1 stock split in 1995, as permitted under the terms of the plan.)

RETIREMENT

     The Corporation has a retirement plan for directors who are not and have not been employees of the Corporation (an "outside director"). Under the plan, an outside director who has either reached the normal retirement date (the end of the calendar year in which the director reaches age 72) or retired early due to disability, and who has served a minimum of five years on the Board, is eligible for an annual retirement benefit. The annual retirement benefit is equal to a percentage of the outside director's annual base retainer at the time of retirement, with the actual percentage being based on the outside director's years of service.

     In the event of a "change of control", the annual retirement benefit to which an outside director would be entitled based on his or her years of service at the date service to the Board ceases for any reason shall be fully vested and payable immediately, without regard to the outside director's then attained age.

     A "change of control" as that term is used in this Proxy Statement would, unless otherwise indicated, generally be deemed to have occurred if
(a) any person or group acquires beneficial ownership of 30% or more of the Corporation's issued and outstanding shares of Common Stock, or (b) there occurs a change in the Board such that the directors constituting the Board at a given point in time (the "Incumbent Board") and any subsequently elected directors who were recommended or approved by a majority of the Incumbent Board no longer constitute a majority of the Board, or (c) a reorganization, merger or consolidation of the Corporation is approved by the shareholders in which said shareholders will no longer own more than 50% of the Corporation's issued and outstanding shares of Common Stock, or (d) there occurs a liquidation or dissolution of the Corporation or the sale of all or substantially all of the assets of the Corporation.

COMMITTEES AND MEETINGS

     The Board of Directors has four standing committees: the Audit Committee, the Compensation and Management Development Committee, the Nominating and Governance Committee, and the Executive Committee.

     The Audit Committee of the Board of Directors consults with the Corporation's management regarding selection of the independent public accountant; concurs in the appointment or dismissal of the Director, Internal Audit; holds periodic meetings with the Corporation's internal and independent auditors and financial officers as appropriate to monitor control of the Corporation's financial resources and audit functions; reviews the arrangements and related fees for and the scope of the independent auditor's examination; considers the audit findings and management response; reviews the independent public accountant's non-audit fees; reviews significant accounting issues, regulatory changes and accounting or reporting developments and the impact of such on the Corporation's financial statements; reviews the status of special investigations; reviews the financial statements; oversees the quarterly reporting process; discusses with the Corporation's management, the Director, Internal Audit and in-house legal counsel significant issues relating to litigation or compliance with environmental or governmental regulations; reviews the Corporation's electronic data processing procedures and controls; and reviews the Corporate Code of Conduct and Conflict of Interest policies and receives reports of disclosures of any deviations from these policies. During 1994 the Audit Committee held four meetings.

     The Compensation and Management Development Committee of the Board of Directors makes recommendations to the Board regarding successors to and the salaries of the Chairman of the Board and the Chief Executive Officer and President; conducts annual performance reviews of the Chairman of the Board and the Chief Executive Officer and President; reviews the salary budget for the executive officers as a group and salary recommendations made by the Chief Executive Officer and President for the named executive officers; makes recommendations to the Board regarding changes to the Corporation's incentive compensation plans, executive-only benefit plans and tax-qualified pension and thrift plans; and reviews participation in, establishes certain targets for and acts on awards under the Corporation's incentive compensation plans for management and key employees. During 1994 the Compensation and Management Development Committee held four meetings.

The Nominating and Governance Committee of the Board of Directors establishes the criteria for selecting candidates for nomination to the Board; actively seeks candidates who meet those criteria, are highly qualified and have diverse backgrounds, including qualified female and minority candidates; makes recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board; makes recommendations to the Board on changes in the size, composition and structure of the Board; makes recommendations to the Board on compensation and benefit programs for the Board; as appropriate, reviews the performance of the directors and reports its findings to the Chairman of the Board and, in its discretion, to the Board itself; and considers matters relating to corporate governance and makes decisions concerning those matters that should be recommended for action by the Board in executive session. The Nominating and Governance Committee will consider nominees for election to the Board that are recommended by shareholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Chairman of the Board of the Corporation, and should not include self-nominations. During 1994 the Nominating and Governance Committee held two meetings.

The Executive Committee of the Board of Directors has been delegated the authority to act on behalf of the Board with respect to any matter within the ordinary course of the business of the Corporation. The Committee typically acts on proposed capital expenditures and financial transactions that require immediate Board action at times that are not near to the regularly scheduled Board meetings. Certain matters, including those that under the Pennsylvania Business Corporation Law cannot be delegated by the Board, are specifically excluded from the authority of the Executive Committee. All actions taken by the Committee are reported at the next meeting of the Board for concurrence by the full Board. During 1994 the Executive Committee took action on seven transactions either in a meeting of the Committee or by written consent in lieu of a meeting.

			       EXECUTIVE COMPENSATION

			       SUMMARY COMPENSATION TABLE

						   Annual Compensation    Long-Term Compensation
						------------------------- -----------------------
									       Awards <F11>
									  ----------------------
							    Other Annual   Securities Underlying     All Other
  Name and principal                  Salary      Bonus    Compensation        Options/SARs         Compensation
      position              Year       ($)         ($)         ($)                 (#)                  ($)
-----------------------  ---------  ----------  ---------  --------------  --------------------- -------------------
	(a)                 (b)      (c)<F10>   (d)<F10>      (e)<F1>            (f)<F2>                (g)
-----------------------  ---------  ----------  ---------  --------------  --------------------- -------------------
William J. Hudson, Jr.      1994      600,000    422,400       12,831            114,000              73,400<F3>
 Chief Executive Officer    1993      533,333    196,747        8,350            132,000             105,196
 and President, and a       1992      363,750    122,800       30,937             12,200              61,462
 Director

James E. Marley             1994      500,000    311,000       53,746            83,000               52,350<F4>
 Chairman of the            1993      475,000    162,023       26,372            84,000               54,146
 Board                      1992      429,167    141,100       83,438            ......               49,187

Jean Gorjat                 1994      265,000    124,315      402,840            25,600               95,800<F5>
 Vice President             1993      245,000     66,224      340,596            26,000              135,800
			    1992      208,958     36,100      200,144            ......               83,800

Javad K. Hassan             1994      271,667     85,195        6,617            26,200               36,934<F6>
 Vice President             1993      228,750     56,433        7,155            34,000               32,142
			    1992      190,833     59,800        6,443            ......               17,406

John E. Gurski              1994      235,000    119,780      295,916            22,800               20,800<F7>
 Vice President             1993      218,333     45,000       77,660            22,000               22,438
			    1992      196,250     54,100        5,816            ......               26,385

Benjamin Savidge            1994      366,423    195,640      214,614            14,000              340,455<F8>
 Retired Executive Vice     1993      332,500    114,181       67,522            53,400              167,251
 President and Chief        1992      305,000     95,700       82,780            ......              152,792
 Financial Officer,
 and a Director      <F9>
 ------------

<F1> Unless otherwise indicated, no executive officer named in the Summary
     Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his total compensation reported in columns(c) and(d).

     Reported in this column is annual compensation related to: i) the Cash Bonus paid under the Corporation's former Bonus Plan (Stock Plus Cash) to cover Federal income taxes as described in footnote (1) to the "Aggregated Option/SAR Exercises in 1994 and FY-End Option/SAR Values" table, pages 14-15, and fractional shares of the Bonus Plan Stock Bonus;
     ii) payments of estimated taxes relating to reimbursement of expenses incurred by Mr. Hudson's, Mr. Marley's and Mr. Savidge's spouses in connection with the Board meeting held in the Asia/Pacific region;
     iii)the payment of estimated income taxes of Mr. Savidge on both contributions to a pension security trust and income earned thereon under the Corporation's SERP; iv) overseas allowances for Mr. Gorjat in 1992 through 1994 and Mr. Gurski in 1993 and 1994; v) certain relocation compensation, and payments of estimated income taxes relating to relocation compensation, received by Mr. Hudson and Mr. Gorjat in 1992 and by Mr. Gurski in 1993 and 1994; vi) certain payments of estimated taxes relating to Mr. Gorjat's assignment overseas in 1994 and Mr. Gurski's assignment overseas in 1993 and 1994; and vii) $33,978 as the personal benefit to Mr. Gorjat in 1993 for an automobile provided by the Corporation.

				  10

<F2> These awards for 1992 were for stock bonus units (stock appreciation rights, or "SARs") and were made pursuant to the Corporation's former Bonus Plan (Stock Plus Cash), as described in footnote (1) to the "Aggregated Option/SAR Exercises in 1994 and FY-End Option/SAR Values" table, pages 14-15. These awards for years after 1992 were made pursuant to the Corporation's 1993 Long-Term Equity Incentive Plan and include both options and SARs. This Plan is described in footnote (1) to the "Option/SAR Grants in 1994" table, pages 13-14. All outstanding awards have been adjusted for the 2-for-1 stock split in 1995.
<F3> Includes $3,600 as the company-matching contribution under the Employee
     Savings and Thrift Plan; and $69,800 as the total premium paid by the Corporation in 1994 under a split-dollar insurance plan, including both the portion of the premium that is attributable to term life insurance coverage for Mr. Hudson and the full dollar value of the remainder of the premium. The split-dollar insurance plan provides life insurance coverage for Mr. Hudson equal to twice his base salary (in lieu of the coverage available under the Corporation's group-term life insurance plan), and a substantial portion of the value of the advances made to pay the premium as shown in this table will be repaid to the Corporation from policy proceeds.
<F4> Includes $3,600 as the company-matching contribution under the Employee
     Savings and Thrift Plan; $4,800 as total director fees paid to Mr.
     Marley in 1994 by two wholly-owned subsidiaries of the Corporation; and $43,950 as the total premium paid by the Corporation in 1994 under a split-dollar insurance plan, including both the portion of the premium that is attributable to term life insurance coverage for Mr. Marley and the full dollar value of the remainder of the premium. The split-dollar insurance plan provides life insurance coverage for Mr. Marley equal to twice his base salary (in lieu of the coverage available under the Corporation's group-term life insurance plan), and a substantial portion of the value of the advances made to pay the premium as shown in this table will be repaid to the Corporation from policy proceeds.
<F5> Includes $95,800 as the total premium paid by the Corporation in 1994 under a split-dollar insurance plan, including both the portion of the premium that is attributable to term life insurance coverage for Mr. Gorjat and the full dollar value of the remainder of the premium. The split-dollar insurance plan provides life insurance coverage for Mr. Gorjat equal to at least twice his base salary (in lieu of the coverage available under the Corporation's group-term life insurance plan), and a substantial portion of the value of the advances made to pay the premium as shown in this table will be repaid to the Corporation from policy proceeds.
<F6> Includes $3,600 as the company-matching contribution under the Employee
     Savings and Thrift Plan; and $33,334 as the total premium paid by the Corporation in 1994 under a split-dollar insurance plan, including both the portion of the premium that is attributable to term life insuance coverage for Mr. Hassan and the full dollar value of the remainder of the premium. The split-dollar insurance plan provides life insurance coverage for Mr. Hassan equal to at least twice his base salary (in lieu of the coverage available under the Corporation's group-term life insurance plan), and a substantial portion of the value of the advances made to pay the premium as shown in this table will be repaid to the Corporation from policy proceeds.
<F7> Includes $3,600 as the company-matching contribution under the Employee
     Savings and Thrift Plan; and $17,200 as the total premium paid by the Corporation in 1994 under a split-dollar insurance plan, including both the portion of the premium that is attributable to term life insurance coverage for Mr. Gurski and the full dollar value of the remainder of the premium. The split-dollar insurance plan provides life insurance coverage for Mr. Gurski equal to at least twice his base salary (in lieu of the coverage available under the Corporation's group-term life insurance plan), and a substantial portion of the value of the advances made to pay the premium as shown in this table will be repaid to the Corporation from policy proceeds.
<F8> Includes $3,600 as the company-matching contribution under the Employee
     Savings and Thrift Plan; $250,000 to fund a pension security trust under the Corporation's SERP, which

				  11

     amount relates to benefits accrued from 1959 through 1994; $4,800 as total director fees paid to Mr. Savidge in 1994 by two wholly-owned subsidiaries of the Corporation; and $82,055 as the total premium paid by the Corporation in 1994 under a split-dollar insurance plan, including both the portion of the premium that is attributable to term life insurance coverage for Mr. Savidge and the full dollar value of the remainder of the premium. The split-dollar insurance plan provides life insurance coverage for Mr. Savidge equal to at least twice his base salary (in lieu of the coverage available under the Corporation's group-term life insurance plan), and a substantial portion of the value of the advances made to pay the premium as shown in this table will be repaid to the Corporation from policy proceeds.
<F9> Effective January 1, 1995 Mr. Savidge retired from the Corporation. The
     Corporation has entered into a noncompetition and confidentiality agreement with Mr. Savidge that has a 1-year term unless extended by agreement of the parties and under which he agrees to make himself reasonably available for advice and consultation. Under the agreement
     Mr. Savidge will receive $5,000 a month.
<F10>Effective January 1, 1995, designated executive officers are permitted to defer receipt of a portion of their annual base salary and all or a portion of their annual cash bonus. The period of deferral is within the discretion of the executive, but is generally until the year following termination of employment. During the period of deferral, the deferred compensation may be allocated or reallocated by the executive between and among the following investment options: i) an interest-bearing account with interest credited monthly based on 120% of the Mid-Term Applicable Federal Rate as published by the Internal Revenue
     Service, adjusted monthly and ii) a phantom AMP Common Stock Account in which the phantom dividends are reinvested in the phantom stock units. Payments of the deferred compensation can be made at the executive's election in either a lump sum or up to ten annual installments. Amounts of salary or bonus attributable to 1994, the receipt of which has been deferred under this plan, are nevertheless included in columns (c) and
     (d), as appropriate, of the Summary Compensation Table.
<F11>While no shares of restricted stock were granted to the named executive officers in 1994, a total of 48,000 shares of restricted stock (adjusted for the 2-for-1 stock split in 1995) were granted in 1994 and still held at December 31, 1994. These shares had an aggregate value of $1,746,000 based upon an adjusted $36.375 per share closing price of the Corporation's Common Stock as reported on the New York Stock Exchange Composite Tape on December 31, 1994, and dividends are paid on these shares to the same extent as any other shares of the Corporation's
     Common Stock.

				  12

Option/SAR Grants in 1994

												     Potential Realizable Value at
													Assumed Annual Rates of
												     Stock Price Appreciation for
					     Individual Grants                                            Option Term<F3>
			 -------------------------------------------------  ------------------------ -----------------------------
				    Number of
				    Securities     % of Total
				    Underlying    Options/SARs  Exercise                    Market
				    Options/SARs   Granted to    or Base                   Price at
				    Granted<F1>   Employees in    Price    Expiration     Grant       0%       5%        10%
	Name               Date         (#)           1994      ($/share)   Date<F2>    ($/share)    ($)      ($)        ($)
-----------------------  ---------  ------------  ------------  ---------- -----------  ----------  -----  ----------  ----------
William J. Hudson, Jr. .. 7/26/94      114,000        11.23       35.6875   7/26/2004     35.6875   0       2,558,579   6,483,942
 Chief Executive
 Officer and President,
 and a Director

James E. Marley.......... 7/26/94       83,000         8.18       35.6875   7/26/2004     35.6875   0       1,862,825   4,720,765
 Chairman of the Board

Jean Gorjat.............. 7/26/94       25,600         2.52       35.6875   7/26/2004     35.6875   0         574,558   1,456,043
 Vice President

Javad K. Hassan.......... 7/26/94       26,200         2.58       35.6875   7/26/2004     35.6875   0         588,024   1,490,169
 Vice President

John E. Gurski........... 7/26/94       22,800         2.25       35.6875   7/26/2004     35.6875   0         511,716   1,296,788
 Vice President

Benjamin Savidge......... 7/26/94       14,000         1.38       35.6875   7/26/2004     35.6875   0         314,211     796,274
 Retired Executive Vice
 President and Chief
 Financial Officer,
 and a Director
---------------

<F1> The Corporation's 1993 Long-Term Equity Incentive Plan (the "1993 Plan")
     became effective on July 1, 1993 and is a long-term incentive compensation program that is based on stock price appreciation both in the form of stock options (either incentive or non-qualified stock options) and in the form of freestanding SARs payable in the Corporation's Common Stock or occasionally, in the discretion of the Corporation, in cash. The 1993 Plan is administered by the Compensation and Management Development Committee of the Corporation's Board of Directors (the "Committee"). Under the 1993 Plan, each employee designated by the Committee to participate is credited with stock options having an option price per share of Common Stock that is not less than 100% of the closing price of the Common Stock on the New York Stock Exchange Composite Tape on the award date, and/or stock bonus units
     (SARs) having a designated value per unit of not less than 95% of the average closing price of the Common Stock on the New York Stock Exchange Composite Tape for the 10 trading days immediately prior to the award date. Aggregate awards of stock options and stock bonus units that were made to the named executive officers in 1994 are shown in column (f) of the Summary Compensation Table, page 10. All 1994 awards and related share prices have been adjusted for the 2-for-1 stock plit in 1995.

     With respect to stock options, all options granted in 1994 will vest 3 years from the date of award and will expire 7 years after such vesting. They have an exercise price equal to 100% of the closing price of the Common Stock on the New York Stock Exchange on the award date.

     No stock bonus units were granted to any named executive officers in 1994. When such awards are made, bonus computations with respect to the stock bonus units are made on the 4th through 6th anniversaries of the award date for one-third of each participant's bonus units and are based on the increase in the market price of the Common Stock over the designated value, as established on the award date. The bonus typically paid in stock (the "Stock Bonus") is the number of shares of Common Stock having an aggregate market value on the computation date equivalent to the one-third of the participant's bonus units multiplied by the increase in market price described above. A cash bonus (the "Supplemental Cash Bonus") is also paid under the 1993 Plan in conjunction with Stock Bonuses. The Supplemental Cash Bonus is paid

				  13

     at the same time that payment of the Stock Bonus is made and is a percentage of the value of the Stock Bonus that is designated at the time of award and is no greater than that calculated to provide a payout sufficient to pay the anticipated United States Federal income tax at a maximum rate for the highest taxable bracket with respect to the aggregate of the Stock Bonus and the Supplemental Cash Bonus. Supplemental Cash Bonus awards are not included in this table when stock bonus unit (SAR) awards are made in the reported year and disclosed in this table.
<F2> The expiration date for stock options under the 1993 Plan is the date determined by the Committee at the time of the award of such options.
     When SARs are granted in the reported year and disclosed in this table, the 6th anniversary date is designated as the "expiration date" because computations of the Stock Bonus are made on the 4th through 6th anniversaries of the award date for one-third of each participant's bonus units granted in the award.
<F3> In 1994 the named executive officers received awards under the 1993 Plan entirely in stock options, and therefore assumed values contained in this table relate only to the options. These values are based on assumed appreciation rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Corporation's stock price. The values are based on the difference between the exercise price and the exercise price as increased by the assumed annual appreciation rate over the 10-year term of the options, compounded annually, with said difference multiplied by the number of options granted as shown in the table.

Aggregated Option/SAR Exercises<F1> In 1994 and FY-End Option/SAR Values

							  Number of Securities Underlying       Value of Unexercised
							    Unexercised Options/SARs on       In-The-Money Options/SARs
			   Shares Acquired      Value          December 31, 1994 (#)            on December 31, 1994 ($)
			     on Exercise       Realized    ------------------------------  -----------------------------------
       Name                      (#)<F2>        ($)<F3>     Exercisable/Unexercisable<F4>    Exercisable/Unexercisable<F4><F5>
-------------------------   ----------------  -----------  ------------------------------  -----------------------------------
William J. Hudson, Jr. ........    800          25,450             0 / 260,868                       0 / 1,063,261
 Chief Executive Officer
 and President, and a
 Director

James E. Marley................  1,396          91,947             0 / 183,000                       0 /   767,563
 Chairman of the Board

Jean Gorjat....................    748          28,705             0 /  59,600                       0 /   274,850
 Vice President

Javad K. Hassan................    444          13,070             0 /  66,600                       0 /   300,668
 Vice President

John E. Gurski.................    400          11,775             0 /  51,400                       0 /   227,150
 Vice President

Benjamin Savidge...............  3,644         123,331             0 /  78,066                       0 /   523,031
 Retired Executive Vice
 President and Chief
 Financial Officer,
 and a Director
--------------

<F1> All exercises shown in this table relate to stock bonus units (SARs)
     granted under the Corporation's Bonus Plan (Stock Plus Cash) (the "Bonus Plan"), which preceded the 1993 Plan. The Corporation first awarded stock options in 1993, under the 1993 Plan. Because these options generally will not vest until 3 years after the date of award, no exercises occurred in 1994. Similarly, computations of Stock Bonuses under the 1993 Plan will not commence until the 4th anniversary of the award date and, since such awards under the 1993 Plan were first made in 1993, no computations (in other words, "exercises") were made in 1994.

				  14

     With respect to the stock bonus units granted under the Bonus Plan, the Bonus Plan was a long-term incentive compensation program that was based on stock price appreciation in the form of freestanding SARs payable in the Corporation's Common Stock or occasionally, in the discretion of the Corporation, in cash. Under the Bonus Plan, each employee designated by the Board of Directors to participate was credited with bonus units having a designated value per unit of not less than 95% of the closing price of the Common Stock on the New York Stock Exchange on the award date.

     Bonus computations are made on the 4th through 6th anniversaries of the award date for one-third of each participant's bonus units and are based on the greater of the increase in the market price of the Common Stock
     (a) over the designated value, as established on the award date, or (b) over an adjusted designated value. The adjusted designated value is 95% of an amount determined by discounting the market price of the Common Stock on the computation date by a percentage (not to exceed 7.5% per year) equal to one-half of the Corporation's compound average annual growth rate in earnings per share during the period between the award date and the computation date. The bonus typically paid in stock (the "Bonus Plan Stock Bonus") is the number of shares of the Common Stock having an aggregate market value on the computation date equivalent to the amount computed as described above.

     A cash bonus (the "Cash Bonus") is also paid under the Bonus Plan. For awards made prior to January 27, 1988, the Cash Bonus is an amount equal to a percentage designated at the time of award (not more than 50%) of the value of the Bonus Plan Stock Bonus. For awards under the Bonus Plan that were made between January 27, 1988 and June 30, 1993, the Cash Bonus is an amount sufficient to pay the anticipated United States Federal income tax with respect to both the Bonus Plan Stock Bonus and the Cash Bonus as determined at the time of the distribution of the bonuses, not to exceed an amount that is 50% of the value of the Bonus Plan Stock Bonus. The amounts of the Cash Bonus paid in 1994 based on distributions made in that year are included in column (e), "Other Annual Compensation", of the Summary Compensation Table, page 10.

     In view of the foregoing, "exercises" for purposes of this table are deemed to be the Bonus Plan Stock Bonus computations that are made on the 4th through 6th anniversaries of the award date for one-third of each participant's bonus units granted in an award under the Corporation's
     Bonus Plan.
<F2> The number of shares of Common Stock reported in this table as having been acquired on exercise in 1994 has been adjusted for the 2-for-1 stock split in 1995.
<F3> "Value Realized" includes only the Bonus Plan Stock Bonus paid under the
     Bonus Plan based on stock price appreciation, and does not include the Cash Bonus as described in footnote (1) above.
<F4> The stock bonus units (SARs) awarded under the Bonus Plan and the stock bonus units (SARs) awarded under the 1993 Plan are not exercised by the participants, but are paid based on bonus computations made on the 4th through 6th anniversaries of the award date for one-third of each participant's bonus units. All outstanding awards and related share prices have been adjusted for the 2-for-1 stock split in 1995.
<F5> These values relate only to the Bonus Plan Stock Bonus described in footnote (1) above and the Stock Options and Stock Bonus awarded under the 1993 Plan as described in footnote (1) of the table entitled
     "Option/SAR Grants in 1994", pages 13-14. A Cash Bonus under the Bonus Plan and a Supplemental Cash Bonus under the 1993 Plan is also paid as previously described, but is not included in the values disclosed in this column. With respect to Bonus Plan Stock Bonuses, these values also have been calculated based on the designated values for the respective awards and without regard to adjusted designated values, as those terms are defined under the Bonus Plan and described in footnote (1) above.

				  15

RETIREMENT BENEFITS

     The Corporation maintains a pension plan ("Pension Plan") for its employees that is designed and administered to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"). The Pension Plan has been noncontributory since January 1, 1991. Prior to January 1, 1994 the Pension Plan was a career average defined benefit plan under which, for each year of covered service with the Corporation, an employee accrued a benefit equal to 1.67% of his or her current base earnings. The Pension Plan also included an alternative formula that updated pension benefits for prior service. An employee received the greater of the benefit the employee had otherwise earned under the Pension Plan or the benefit calculated under the alternative formula based on final average base earnings and years of credited service.

     Effective as of January 1, 1994 the Corporation amended the Pension Plan to provide benefits based on final average base earnings and total years of credited service at retirement. The final average base earnings is determined based on the average of the year-end annual earnings rates for the 3-consecutive year period that represents the employee's highest 3-year average during such employee's last 10 years of service. The benefit is calculated by adding (1) 1.0% of such final average base earnings, up to the then-current Social Security covered compensation level ($25,920 in 1995), multiplied by the employee's credited years of past service (not to exceed
35 years), (2) 1.5% of such final average base earnings in excess of the Social Security covered compensation level, multiplied by the employee's credited years of past service (not to exceed 35 years), and (3) 1.2% of such final average base earnings multiplied by the number of the employee's credited years of past service in excess of 35 years. Credited years of past service are counted back to age 21 and one year of service for participants who joined the Pension Plan when first eligible, otherwise back to the date of actual enrollment in the Pension Plan. Employees who were age 60 or older as of January 1, 1994 will receive the higher of the benefit under the prior career average defined benefit approach or the benefit under the new final average base earnings method.

     Earnings used to calculate benefits under the Pension Plan are restricted to (a) annual base salary, including amounts deferred under the Corporation's Employee Savings and Thrift Plan, amounts applied to the employee portion of the welfare benefit plan premiums pursuant to a salary reduction agreement, and amounts credited to health care and dependent care flexible spending accounts pursuant to a salary reduction agreement and (b), for individuals paid on a commission basis, annual base salary (as described above) plus commissions, but commissions are included only to the extent that the sum of the annual base salary and commissions does not exceed a designated amount. Normal Retirement Date under the Pension Plan is defined as age 65, but there is no actuarial reduction of a participant's pension for early retirement between the ages of 60 and 65.

     The Pension Plan also provides for a special pension benefit formula that would be used to recalculate benefits in the event of a change in control of the Corporation. The special formula, which the Corporation plans to review and modify from time to time as the funding status of the Pension Plan warrants, is intended to ensure that excess Pension Plan assets at the time of a change in control are used to provide increased retirement benefits for covered employees. The special formula is similar in design to the final average earnings formula described above under the amended Pension
Plan, with the 1%, 1.5% and 1.2% factors replaced by 1.25%, 1.75%, and 1.67%, respectively. For purposes of this provision of the Pension Plan, a "change in control" would be deemed to have occurred if (a) any person or group acquires beneficial ownership of 30% or more of the Corporation's issued and outstanding shares of Common Stock, or (b) there occurs a change in the Board such that the directors constituting the Board in the immediately preceding year ("Incumbent Board") and any subsequently elected directors who were recommended or approved by a majority of the Incumbent Board no longer constitute a majority of the Board.

				  16

     In accordance with Code requirements, the Pension Plan limits the maximum amount of annual compensation that may be taken into account under the Pension Plan ($150,000 in 1994 and 1995) and the maximum annual employer-provided benefit that can be paid under the Pension Plan ($118,800 in 1994 and $120,000 in 1995). The Corporation maintains a supplemental employee retirement program ("SERP") pursuant to which certain employees whose retirement benefits otherwise payable under the Pension Plan are limited by these Code restrictions will receive payment of a supplemental pension from non-Pension Plan sources. The total benefit payable under both the Pension Plan and the SERP is calculated without regard to the Code limitations applicable to the Pension Plan using the same pension formula(s) applicable under the Pension Plan and using a 3-consecutive year average of both base earnings and annual cash bonus. The total benefit thus calculated, reduced by the restricted benefit actually payable from the Pension Plan, is the benefit payable from the SERP. Effective May 23, 1988 the Corporation established a pension security trust (the "Trust"), with a national bank as trustee, to fund certain SERP benefits. During 1994 the Corporation contributed to the Trust $250,000 to further fund the restricted Pension Plan benefits that have been earned by Mr. Savidge and are attributable to all years of service through 1994. The Corporation also paid to Mr. Savidge an amount ($190,513) calculated to cover his estimated Federal, state, and local income taxes with respect to both the Corporation's contribution to the Trust and income earned thereon. Such amounts are included in the Summary Compensation Table, page 10.

The following table shows the combined annual retirement benefit payable to the Corporation's executive officers named in the Summary Compensation Table under both the Pension Plan and the SERP, as amended effective January 1, 1994, upon normal retirement, based on the indicated amount of final average renumeration and number of credited years of service:

			 PENSION PLAN TABLE <F3>

					 Years of Service  <F2>
		    -----------------------------------------------------------
Renumeration<F1>        15        20        25        30       35        40
-----------------   --------- --------- --------- --------- --------- ---------
$  250,000......... $  54,310 $  72,410 $  90,510 $ 108,610 $ 126,710 $ 141,710

   300,000.........    65,560    87,410   109,260   131,110   152,960   170,960

   350,000.........    76,810   102,410   128,010   153,610   179,210   200,210

   400,000.........    88,060   117,410   146,760   176,110   205,460   229,460

   450,000.........    99,310   132,410   165,510   198,610   231,710   258,710

   500,000.........   110,560   147,410   184,260   221,110   257,960   287,960

   550,000.........   121,810   162,410   203,010   243,610   284,210   317,210

   600,000.........   133,060   177,410   221,760   266,110   310,460   346,460

   650,000.........   144,310   192,410   240,510   288,610   336,710   375,710

   700,000.........   155,560   207,410   259,260   311,110   362,960   404,960

   750,000.........   166,810   222,410   278,010   333,610   389,210   434,210

   800,000.........   178,060   237,410   296,760   356,110   415,460   463,460

   850,000.........   189,310   252,410   315,510   378,610   441,710   492,710

   900,000.........   200,560   267,410   334,260   401,110   467,960   521,960

   950,000.........   211,810   282,410   353,010   423,610   494,210   551,210

 1,000,000.........   223,060   297,410   371,760   446,110   520,460   580,460

 1,050,000.........   234,310   312,410   390,510   468,610   546,710   609,710

 1,100,000.........   245,560   327,410   409,260   491,110   572,960   638,960

 1,150,000.........   256,810   342,410   428,010   513,610   599,210   668,210

 1,200,000.........   268,060   357,410   446,760   536,110   625,460   697,460
---------------
				  17

<F1> The compensation covered by the combination of the Pension Plan and SERP includes the employee's final average earnings, as determined by the average of the 3-consecutive year period that represents the employee's highest base earnings during such employee's last 10 years of service, together with the average of the employee's annual cash bonus payments also paid in such 3-consecutive year period. In the case of the named executive officers, the annual base earnings considered in such a determination includes the amount of salary and bonus shown in columns
     (c) and (d) of the Summary Compensation Table, page 10.
<F2> The current estimated credited years of service for the named executive officers are as follows:  W. J. Hudson, Jr. - 29 years; J. E. Marley -
     30.5 years; J. Gorjat - 4 years; J. K. Hassan - 5.75 years; J. E. Gurski
     - 21.5 years; and B. Savidge - 34.17 years. The estimated credited years of service for the named executive officers at the Normal Retirement Date are as follows: W. J. Hudson, Jr. - 33.42 years; J. E. Marley - 36.08 years; J. Gorjat - 4.42 years; J. K. Hassan - 16.58 years; J. E. Gurski -
     32.5 years; and B. Savidge - 34.17 years.
<F3> The retirement benefit shown in the Pension Plan Table is a straight life annuity amount and is not subject to any reduction for Social Security or other offset amounts. However, as required by law, the form of payment for married employees under the Pension Plan and SERP is a 50% joint and survivor annuity, which is typically less than the straight life annuity amount.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS

     The AMP equity security ownership as of March 10, 1995 by officers of the Corporation who were executive officers during 1994 is as follows:



					      Amounts and Nature
		   Name and Address        of Beneficial Ownership   Percent
Title of Class    of Beneficial Owner              (shares)          Of Class
--------------  ------------------------   ----------------------- -----------
Common Stock....William J. Hudson, Jr.              26,369<F2>     less than 1
		Harrisburg, Pennsylvania                  <F3>
							  <F4>

Common Stock....James E. Marley                     31,338<F2>     less than 1
		Harrisburg, Pennsylvania                  <F3>
							  <F4>

Common Stock....Jean Gorjat                          2,676<F4>     less than 1
		Tokyo, Japan

Common Stock....Javad K. Hassan                      2,095<F1>     less than 1
		Harrisburg, Pennsylvania                  <F4>

Common Stock....John E. Gurski                       5,953<F1>     less than 1
		London, England                           <F2>
							  <F4>

Common Stock....Benjamin Savidge                    28,470<F4>     less than 1
		Harrisburg, Pennsylvania


Common Stock....all Executive Officers<F1><F2><F3> 1,870,260          0.89
		(15 persons)
		and Directors as a Group
-----------------

<F1> Four executive officers have the right to acquire an undeterminable number of shares under the Corporation's Bonus Plan (Stock Plus Cash) within 60 days after March 10, 1995.
<F2> A portion of the shares reported for four executive officers are held in the Corporation's Employee Savings and Thrift Plan. Through further contributions to this plan, each may acquire an undeterminable number of additional shares within 60 days after March 10, 1995.

				  18

<F3> Under the Corporation's deferred compensation plan for designated executive officers, Messrs. Hudson and Marley own 9,930.7 and 8,068.8 phantom shares, respectively, in the phantom AMP Common Stock account.
<F4> In addition, a total of 10,925.8 shares are held by immediate family members of two directors and two executive officers; the directors and executive officers disclaim beneficial ownership. Additionally, a director has a 2% residual beneficial interest but no voting or dispositive powers in a trust that holds 7,392 shares of Common Stock of the Corporation. Seven directors hold a total 14,000 options and 15 executive officers hold a total of 827,200 options and 136,800 Stock Bonus Units. Four directors also own a total of 3,817.2 phantom shares in the phantom AMP Common Stock account of the non-employee directors' deferred compensation plan and six executive officers own a total of 20,047.8 phantom shares in the phantom AMP Common Stock account of the designated executive officers' deferred compensation plan.

				  19

Performance Graph

		    CUMULATIVE TOTAL SHAREHOLDER RETURN
				  1989-94

	     220  |
		  |                        Base Period                Indexes/Cumulative Returns
		  |    Company/Index Name     1989             1990     1991     1992     1993    1994
	     200  |    ------------------  -----------        ------   ------   ------   ------  ------
		  |     AMP Incorporated       100            100.71   139.56   141.70   158.37  187.07
		  |     S&P 500                100             96.90   126.42   136.05   149.76  151.74
	     180  |     Peer Group             100             85.72   108.93   130.61   157.95  179.88
		  |
		  |
	     160  |
		  |
TOTAL             |
SHAREHOLDER  140  |
RETURN<F2>        |
(DOLLARS)         |
	     120  |
		  | AMP    _________
		  | S&P 500   ..........
	     100  | PEER GROUP<F1> _ _ _ _
		  |
	     80   |___________________________________________________________
		 1989       1990       1991       1992       1993       1994
-------------

<F1> The Peer Group includes the following companies:

    Advanced Micro Services           Moore Corporation Ltd.
    Amdahl Corporation                Motorola Inc.
    Apple Computer Inc.               National Semiconductor Corporation
    Ceridian Corporation              Perkin-Elmer Corporation
    Compaq Computer Corporation       Pitney Bowes Inc.
    Cray Research Inc.                Raychem Corporation
    Data General Corporation          Tandem Computers Inc.
    Digital Equipment Corporation     Tektronix Inc.
    Emerson Electric Company          Texas Instruments Inc.
    W. W. Grainger Inc.               Thomas & Betts Corporation
    Hewlett-Packard Company           Unisys Corporation
    Honeywell Inc.                    Wang Laboratories Inc.
    Intel Corporation                 Westinghouse Electric Corporation
    Intergraph Corporation            Xerox Corporation

     The Peer Group remains unchanged from the last 2 years and essentially consists of all companies included in the following Standard and Poor's industrial classifications as of April 1993: Electrical Equipment, Electronics (Instrumentation), Office Equipment, Computer Systems, and Electronics (Semiconductors). However the Peer Group does not include the Corporation, which is one of the companies listed in the Electrical Equipment classification, and it also does not include General Electric Company and International Business Machines Corporation because of their dissimilar market capitalizations. Although changes have occurred since 1993 to the composition of the Standard and Poor's industrial classifications that the Corporation relied on in determining its original Peer Group, the Corporation has elected at this time to continue with the Peer Group as originally devised in order to enhance the comparability of the Performance Graph year-to-year.
<F2> The Total Shareholder Return assumes a fixed investment of $100 in the
     AMP Common Stock or indicated index, and a reinvestment of dividends.
     The total return of each company included in the S&P 500 and Peer Group indexes has been weighted in accordance with the company's market capitalization as of the beginning of the year reported. The weighting was accomplished by: i) calculating the market capitalization for each company at the beginning of the respective calendar year based on the closing stock price and outstanding shares; ii) determining the percentage that each such market capitalization represents against the total of such market capitalizations for all companies included in the index; and iii) multiplying the percentage determined in ii) above by the total shareholder return of the company in question for the year being reported.

				  20

       THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT ON
			  EXECUTIVE COMPENSATION.

     The Compensation and Management Development Committee of the Board of Directors, among other responsibilities, has responsibility for the Corporation's executive compensation program. The Committee is currently composed entirely of outside directors. The Committee is chaired by Mr.
Ralph D. DeNunzio, President, Harbor Point Associates, Inc. Other Committee members include Mr. Dexter F. Baker, Retired Chairman and CEO, Air Products and Chemicals, Inc.; Mr. John C. Morley, President and CEO, Reliance Electric Company; and Mr. Paul G. Schloemer, Retired President and CEO, Parker
Hannifin Corporation.

     The Committee is responsible for reviewing and approving compensation and benefit programs that cover officers and key executives of the Corporation. This includes oversight of salary levels and salary increases for senior officers, annual Management Incentive Plan cash bonus awards and payment decisions, awards of stock bonuses and stock options under the 1993 Long-
Term Equity Incentive Plan, and any special benefits affecting officers and key executives such as supplemental retirement plans, change of control agreements and other plans. The Committee in appropriate cases makes recommendations to the Board of Directors on matters involving the executive compensation program.

     The Corporation's compensation philosophy is to ensure that the delivery of compensation, both in the short- and long-term, is consistent with the sustained progress, growth and profitability of the Corporation and acts as an inducement to attract and retain qualified individuals. The Corporation's intent is to have short- and long-term incentive compensation plans that correlate to the growth, success and profitability of the Corporation and thus align the interests of the Corporation's executives with its shareholders. These at-risk, performance-based incentive compensation plans are intended to form a significant portion of the total compensation opportunity for all participants. Base salary compensation and compensation that is incidental and/or supplemental to base compensation is kept competitive with the participant's counterparts in industry, with due regard to country site and appropriate business custom.

     The Corporation annually reviews compensation surveys and other published compensation data covering the electrical/electronics industry and industry in general to assess whether its own executive salary ranges and compensation practices remain competitive. Where they do not remain competitive, appropriate adjustments are made. In this comparative process, the compensation levels and practices at the companies comprising the Peer Group Index in the Performance Graph at page 20 are not specifically or separately analyzed, but to a substantial extent these Peer Group companies and their compensation practices are included in the general electrical/electronic industry and industry in general surveys that are reviewed and considered by the Corporation in setting its CEO and other executive compensation levels and practices. The salaries, and any periodic increases thereof, of the Chairman of the Board and the Chief Executive Officer and President are determined by the Board of Directors of the Corporation based on recommendations made by the Committee. These officers in turn formulate the salary plan for the other executive officers, with the review and oversight of the Committee.

     The level of base salary compensation for officers and key executives is determined by both their scope of responsibility and the salary ranges for officers and key executives of the Corporation established by the process described above. Periodic increases in base salary are dependent on the individual's performance in his or her position for a given period, on the individual's competency, skill and experience, and on general levels of wage and price inflation.

     The AMP Management Incentive Plan provides opportunity for annual cash bonuses based on two or more of the following weighted performance components:
(1) overall corporate earnings
per share (EPS) performance for a given year measured against an EPS target for the year (weighted four-fifths for named executive officer participants such as the CEO with corporate-wide responsibilities and two-fifths for those with specific unit responsibilities); (2) operating unit performance for a given year measured against operating unit income, sales or other targets for the year (weighted two-fifths for named executive officer participants with specific unit responsibilities); and (3) individual performance for a given year measured against individual performance objectives for such year (weighted one-fifth for named executive officer participants). The Committee sets the EPS target for the year at the start of each year, with the review of the Board of Directors, and also sets the individual performance objectives of the Chairman of the Board and the CEO. The EPS target for 1994 was $3.24 and the actual EPS performance was $3.52 (on a pre-stock split basis). The unit and individual performance targets for 1994 and the actual unit and individual performance levels for 1994 necessarily varied widely between units and individuals. In addition to setting the EPS target, the Committee assigns to each participant under the Management Incentive Plan a minimum, target and maximum bonus percentage, which vary from participant to participant to reflect competitive practice, the participant's position, and the scope of the participant's responsibility. Actual performance between 90% and 120% of the target performance levels results in a bonus calculation that ranges between the participant's minimum and maximum bonus percentages.

     Long-term incentive compensation awards in the form of bonus units (essentially, stock appreciation rights) and stock options are made under the 1993 Long-Term Equity Incentive Plan. Both the bonus units and the stock options deliver value to the participant over time, but only if and to the extent that the value of the Corporation's stock rises. In this way, long-term compensation is linked both to increased shareholder value and continuing service to the Corporation. The current practice of the Corporation is to grant only stock options to the named executive officers.

     With respect to bonus unit awards under the Plan, the Committee has discretion as to the timing and amount of the awards. The general practice, however, is to make bonus unit awards on a three-year cycle and to use the quotient obtained by dividing the participant's annual base salary by the fair market value of a share of Common Stock on the award date as a benchmark for determining the number of bonus units to award. The designated value of a bonus unit is set on the award date at no less than 95% of the fair market value of a share of Common Stock as defined under the Plan.

     The Committee also has discretion with respect to the timing and amount of stock option awards under the Plan. In granting stock option awards during 1994, the Committee gave considerable weight to the annual stock option award levels and practices of a diverse range of 270 public companies included in a recent Towers Perrin survey of long-term incentive compensation practices. Of the twenty-eight companies comprising the Peer Group Index in the Performance Graph at page 20, twelve were included in the Towers Perrin survey.

     The stock option award levels for 1994 were generally set at between the 50th and the 75th percentile of the option award levels reflected in the Towers Perrin survey. The number of stock options calculated to be granted in any year is reduced by one-third of the most recent triennial stock bonus unit award, if any. The exercise price of each option awarded in 1994 was set at $35.6875 (adjusted for the 2-for-1 stock split in 1995), which was 100% of the fair market value of a share of Common Stock as defined under the Plan. It is the current intention of the Committee to grant stock option awards on an annual cycle.

     It is improbable that the 1995 aggregate compensation of any executive will equal or exceed the $1,000,000 per executive annual limitation on Federal tax-deductible compensation. However, in anticipation of possible future growth in executive compensation to levels that do exceed this

$1,000,000 per year limit, the Corporation is submitting its performance-based compensation plans to the Corporation's shareholders for approval as a part of this proxy solicitation. Compensation paid pursuant to shareholder-approved, performance-based plans will be excludable from the $1,000,000 per year deduction limit, according to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

1994 CEO Compensation

     Effective January 1, 1994, Mr. Hudson's base salary rate per annum was adjusted to $600,000 representing an increase of $50,000 over his prior base salary rate. In adjusting Mr. Hudson's salary compensation upwards in 1994, the Committee considered Mr. Hudson's performance since his prior increase, his competency, skill and experience, and salary range survey data on his counterparts in the electrical/electronic industry and industry in general. The data indicated to the Committee that Mr. Hudson's prior base salary rate of $550,000 was at the low end of the competitive salary range for peer
CEOs in industry in general, and was at approximately the 25th percentile compared to peer CEO salaries in the electrical/electronics industry. The adjusted salary level of $600,000 set for Mr. Hudson was still substantially below the $685,000 median annual salary level for comparable CEOs in industry in general and also substantially below the $643,000 50th percentile salary level for comparable CEOs in the electrical/electronics industry.

     Mr. Hudson's assigned minimum, target, and maximum bonus percentages under the Management Incentive Plan for 1994 were 10%, 55% and 80%, respectively. Accordingly, Mr. Hudson had the potential to earn an annual bonus of up to 80% of base annual salary if the Corporation were to attain 120% or more of the $3.24 EPS target and Mr. Hudson were to fully accomplish his individual performance targets. Based on the Corporation's adjusted EPS performance for 1994 and the Committee's assessment of Mr. Hudson's individual performance, Mr. Hudson's aggregate bonus under the Plan for 1994 was 70.4% of his base salary, or $422,400.

     On July 26, 1994 Mr. Hudson was awarded 114,000 stock options (2,800 incentive stock options and 111,200 nonqualified stock options, adjusted for the 2-for-1 stock split in 1995) under the 1993 Long-Term Incentive Plan, all with an adjusted exercise price of $35.6875. These options will first be exercisable July 26, 1997 and remain exercisable to July 26, 2004. In making this award, the Committee's intent was to continue a practice begun in 1993, when the Corporation's first stock option plan became effective, to increase the proportion of stock-based compensation in the total compensation package of the Corporation's executive officers, particularly the CEO, thereby further increasing the executives' community of interest with the Corporation's shareholders. The stock option award levels set for Mr. Hudson in 1994 were at the 75th percentile of comparable option award recipients reflected in the Towers Perrin survey data relied upon by the Committee.
Mr. Hudson now holds a total of 226,000 stock options, adjusted for the 2-for-1 stock split in 1995, which will not start to vest until 1996.

     In January, 1989, Mr. Hudson had been awarded 4,000 bonus units under the Corporation's former Stock Plus Cash Bonus Plan, with a designated value of $44.50 and an unspecified cash bonus percentage (not in excess of 50%) to cover Federal taxes on the payout. In January, 1994, when the fair market value of a share of the Corporation's Common Stock had increased to $63.625, 1,333 of these 4,000 bonus units matured, resulting in a stock bonus payment to Mr. Hudson of 400 shares of Common Stock of the Corporation and a cash payment of $12,790.45. In making these payout calculations, the award date designated value of $44.50 per bonus unit was used to determine the spread in lieu of the alternative designated value defined under the Plan. The Plan's alternative designated value, which is based on earnings per share growth between the award date and the maturity date, is used in payout calculations whenever it would result in a greater stock bonus payout than would the award date designated value. (For an explanation of the alternative designated value, see footnote (1) to the Aggregated Option/SAR Exercises in 1994 and FY-End Option/SAR Values Table, pages 14-15.)

      The Compensation and Management Development Committee:

	  Dexter F. Baker            Ralph D. DeNunzio, Chairman

	  John C. Morley             Paul G. Schloemer


TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Corporation has entered into agreements with the named executive officers (with the exception of Mr. Gorjat) to assure their unbiased counsel and continued dedication in the event of an unsolicited tender offer or other occurrence that may result in a change of control.

     The terms of the agreements provide that, in the event of a change of control, as previously defined, and the termination of the executive's employment at any time during the 2-year period thereafter, the executive will be paid a lump sum amount equal to his highest annual base salary rate in effect during the year of termination multiplied by the number of whole years and fractions thereof remaining to his 65th birthday, but, depending on the date of the agreement, such multiplier shall in no event exceed 5, 4 or 3. Any agreement entered into after January 1, 1990 provides for the payment of an amount necessary to pay any excise tax, and any taxes thereon, due on the lump sum or other payment.

     Additionally, the executive will be vested and paid under any bonus plans he is participating in; be paid a pension computed on his base salary rate prior to termination projected to the earlier of his elected early retirement date, entry into a new employer's pension plan or age 65; receive continuation of his Corporation-provided life insurance; and receive continuation of medical and dental benefits for up to 3 years.

     Notwithstanding the foregoing, several executive officers have agreements where a change in control would be deemed to have occurred only if the then-current Board of Directors of the Corporation should cease to constitute a majority of the Board of the Corporation as the result of an unsolicited tender offer or a tender offer solicited in response to such unsolicited tender offer, or if any person or group acquires 30% or more of the Corporation's issued and outstanding shares of Common Stock.

	      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1994 there were a) no transactions between the Corporation and management, the Directors (and Nominees for director) or related third parties; b) no business relationship between the Corporation and a Director or Nominee for director; and c) no indebtedness to the Corporation by management, the Directors (and Nominees for director) or related third parties or entities, that must be disclosed.

			     PRINCIPAL SHAREHOLDERS

     The Corporation knows of no person who beneficially owns more than 5% of the outstanding Common Stock of the Corporation as of March 10, 1995.


			 INDEPENDENT ACCOUNTANTS

     The selection of Arthur Andersen LLP as the independent accountants for previous years has continued during the year 1995. Arthur Andersen LLP has no financial interest, direct or indirect, in the Corporation or any of its subsidiaries.

     A representative of Arthur Andersen LLP will attend the Annual Meeting with the opportunity to make a statement if he desires to do so and to answer questions that may be asked of him by the shareholders.


			1996 SHAREHOLDER PROPOSALS

     Any shareholder, whether of record or a beneficial owner, desiring to submit a proposal for consideration to appear in the Corporation's 1996 Proxy Statement shall submit such proposal, typewritten or printed, addressed to the Secretary of the Corporation. Such proposal must identify the name and address of the shareholder, the number of the Corporation's shares held of record or beneficially, the dates upon which the shareholder acquired such shares and documentary support for a claim of beneficial ownership. The proposal should be sent Certified Mail - Return Receipt Requested to the attention of the Secretary of the Corporation, P.O. Box 3608, Harrisburg, Pennsylvania 17105-3608 and must be received not later than November 25, 1995.

     In addition to the foregoing procedure for inclusion of a shareholder proposal in the Corporation's Proxy Statement, the Corporation will consider other items of business and nominations for election as director of the Corporation that are properly brought before the Annual Meeting by a shareholder. To be properly brought before the Annual Meeting, items of business must be appropriate subjects for shareholder consideration, timely notice thereof must be given in writing to the Secretary of the Corporation, and other applicable requirements must be met. In general, such notice is timely if it is received at the principal executive offices of the Corporation at least 60 days in advance of the date in the then-current year that corresponds to the date of the previous year's Annual Meeting. Alternative notice deadlines apply if the date of the Annual Meeting differs by more than 15 days from the date of the previous year's Annual Meeting.
The Bylaws specify the information to be included in the shareholder's notice.

     Shareholders may either recommend nominations of director for consideration by the Nominating and Governance Committee in the process described on page 9 of this Proxy Statement, or directly nominate persons for election to the Board by complying with the notice provisions set forth in the Bylaws. In general, such notice is timely if it is received by the Secretary of the Corporation at least 60 days in advance of the date in the current year that corresponds to the date of the previous year's Annual Meeting. Alternative notice deadlines apply if the date of the Annual Meeting differs by more than 15 days from the date of the previous year's Annual Meeting or if the election is to be held at a special meeting of shareholders. The Bylaws specify the information to be included in the shareholder's notice of nomination.

     Interested shareholders can obtain full copies of the Bylaw provisions by making a written request therefor to the Secretary of the Corporation.


ITEM 2:

	      PROPOSAL FOR SHAREHOLDER APPROVAL OF THE REVISED
		       AMP MANAGEMENT INCENTIVE PLAN

INTRODUCTION

     The Board of Directors of the Corporation, upon the recommendation of the Compensation and Management Development Committee (the "Committee") of the Board, approved on January 25, 1995 the AMP Management Incentive Plan as amended (the "Incentive Plan") and recommended that the Incentive Plan be submitted for shareholder approval at the 1995 Annual Meeting of Shareholders.
				  25

     The Incentive Plan, which has been in effect in substantially the same form since 1992, has as its purpose the rewarding of the Corporation's officers and key senior executives for the achievement of both corporate-wide and business unit-specific financial performance targets and individual nonfinancial performance objectives. The targeted levels of corporate-wide and unit-specific performance and the weighting between corporate, business unit and individual factors are predetermined by the Committee at the beginning of each year.

     The Board of Directors believes that the Incentive Plan is an important means of allowing those officers and key senior executives who are in the best position to make significant contributions to the success of the Corporation and its businesses to share in the financial achievements of the Corporation. The Incentive Plan also provides a critical component of the competitive compensation package necessary to attract and retain such executives. The Board of Directors is seeking shareholder approval for the objective, performance-based corporate-wide and unit-specific components of the Incentive Plan in order to preserve the Corporation's Federal tax deduction, in light of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), for all compensation paid to its five highest paid executive officers pursuant to those components of the Incentive Plan.

THE INCENTIVE PLAN

     The Incentive Plan is administered by the Committee, which is comprised of directors who are considered "outside" directors for purposes of Section 162(m) of the Code. The Incentive Plan authorizes the Committee to designate officers and certain senior executives of the Corporation and its subsidiaries and affiliates who will have the opportunity to receive annual incentive compensation in the form of lump sum cash bonus awards. The Committee has designated 36 participants for 1995.

     Prior to January 25, 1995 the Incentive Plan focused on the Corporation's earnings on a per share basis ("EPS") as the corporate-wide measure of financial performance and on combinations of operating income, sales, velocity and/or inventory turns as the unit-specific measures. On January 25, 1995 the Board of Directors approved the recommendation of the Committee that an amendment to the Incentive Plan be adopted that allows the Committee to establish the appropriate financial measure or measures of performance of the Corporation and each business unit annually at the time the participants are designated. This change will permit the Committee to utilize, in lieu of or in addition to EPS and the prevailing unit-specific measures, value added and other new objective financial performance measures as they are developed and deemed appropriate, and to tailor these measures to each business unit dependent on the nature of its business operations and the stage of its business development.

     A threshold, target and maximum Incentive Plan award level is annually set for each participant by the Committee at the beginning of each year, expressed as percentages of the participant's base salary. The range of the potential award, and specifically the target and maximum award levels, is based on the participant's level of responsibility and achievement of the targeted goals pre-established by the Committee. For the purpose of conforming the terms of the Incentive Plan to the provisions of Section 162(m) of the Code governing the deductibility of executive compensation as a business expense, the Corporation is amending the Incentive Plan to establish an individual limit on the amount of incentive compensation that is payable under the Incentive Plan. Effective January 25, 1995, no participant may receive more than $1.5 million in any annual award under the Incentive Plan.

     In addition to setting the potential award levels for each participant, the Committee sets the corporate-wide and, if applicable, unit-specific financial performance targets of each participant at the start of each year, as well as the individual performance objectives of the Chairman of the Board and the Chief Executive Officer and President. The individual performance objectives of other

				  26

participants are developed in discussions between the participant and his or her manager. Once these performance goals are established, corresponding threshold and maximum levels of performance for such goals are determined. The threshold level is always 90 percent of the performance goal and represents the minimum level that must be achieved for any bonus to be paid. The maximum level is always 120 percent of the performance goal and is the level of performance beyond which no additional bonus is earned.

     Finally, the Committee sets at the beginning of each year the relative weight to be applied to each performance goal of a participant. For example, if a participant has both corporate-wide and unit-specific financial performance targets and individual performance objectives, the corporate-wide and unit-specific bonus calculations may each be weighted 2/5 and the individual performance 1/5 for purposes of the aggregate annual award calculation, or each performance objective could be weighted evenly in determining the amount of the aggregate annual award.

     Once the financial performance objectives, the potential award levels and the relative weightings are set for each participant, they are not adjusted during the performance year absent extraordinary circumstances beyond the control of the Corporation. The actual amount of each participant's award depends on the degree to which the pre-set goals are achieved. Bonuses for performance between the threshold, target and maximum objectives are determined by straight-line interpolation.

INCENTIVE PLAN BENEFITS

     Awards are either paid in cash, subject to applicable income tax withholding, in the first quarter of the year following the performance year and after the performance year results have been determined by the Corporation and certified by the Committee, or deferred for future payment under the terms of the deferred compensation plan for designated executive officers. Awards payable under the Incentive Plan for the year 1995 are not determinable until completion of the performance year. Amounts paid to named executive officers under the Incentive Plan for performance years 1992 through 1994 are shown in the "Bonus" column of the "Summary Compensation Table" set forth on page 10 of this Proxy Statement.

TERMINATION OF EMPLOYMENT

     A participant forfeits participation in the Incentive Plan if the participant terminates employment before the end of the performance year for reasons other than retirement, disability or death, unless the Committee in its sole discretion decides otherwise. In the case of retirement, disability or death during the performance year, the participant or the participant's estate is entitled to receive pro rata awards.

AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN

     The Committee has the right to amend, suspend or terminate the Incentive Plan at any time for any reason. Such actions may be necessary if there are changes in the laws, regulations or accounting practices, mergers, acquisitions, divestitures, or other extraordinary, unusual or non-recurring events.

SECTION 162(m)

     In general, Section 162(m) of the Code precludes a publicly held corporation from taking a deduction for Federal income tax purposes for compensation in excess of $1 million per year that is paid after January 1, 1994 to the named executive officers whose compensation is disclosed in its proxy statement unless that compensation qualifies for one of the statutorily prescribed exceptions.

				  27

The components of the Incentive Plan that are based on objective corporate-wide and unit-specific financial performance measures are intended to qualify under one of these exceptions that excludes from the $1 million limit performance-based compensation payable as the result of the achievement of one or more objective, pre-set performance goals. Because of the more subjective nature of the individual performance objectives, we expect that component of the Incentive Plan will be subject to the $1 million deduction limit. In order for a plan to qualify for the exception identified above, a person knowledgeable of the relevant terms and performance results must be able to calculate the maximum amount payable to a participant under the plan, and the plan must be approved by the corporation's shareholders before any awards are made. Finally, the compensation committee must certify the performance goals have been met before payment occurs, and it may exercise its discretion only to pay an award that is less than the amount calculated in accordance with the terms of the plan.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock of the Corporation entitled to vote at the 1995 Annual Meeting of Shareholders and either present in person or represented by proxy is required for approval of the Incentive Plan. Abstentions and broker non-votes do not count as votes cast and will have no effect on the vote. Approval of the Incentive Plan by the shareholders is necessary in order to exclude compensation payable under the objective, performance-based components of the Incentive Plan from the deduction limitations imposed by Section 162(m) of the Code.

BOARD OF DIRECTORS' RECOMMENDATION

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CORPORATION'S REVISED MANAGEMENT INCENTIVE PLAN.

ITEM 3:
	  PROPOSAL FOR SHAREHOLDER APPROVAL OF THE AMP INCORPORATED
	      1993 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED

INTRODUCTION

     At the 1993 Annual Meeting of Shareholders the Corporation's 1993 Long-Term Equity Incentive Plan (the "Plan") was approved by a vote of the shareholders. The Plan as approved provides for awards of up to 10,000,000 shares of Common Stock of the Corporation (the "Common Stock") (subject to adjustment in certain circumstances as described therein and as adjusted for the 2-for-1 stock split in 1995) to employees of the Corporation and its subsidiaries, partnerships and joint ventures during the 10-year term of the Plan. Awards under the Plan may be in the form of Stock Options, Stock Bonus Units and/or Supplemental Cash Bonus awards.

     The Compensation and Management Development Committee (the "Committee") of the Board of Directors has continued to evaluate the effectiveness of the Plan in not only attracting and retaining key employees, but in motivating them to contribute to the Corporation's growth in earnings and revenues and in aligning their interests with the interests of the shareholders of the Corporation. The Committee believes that the Plan as currently written provides adequate levels of incentive compensation to participants, but the Committee has concluded the Plan could be enhanced by adding a performance-based restricted stock award feature (the "Restricted Stock") that is based on achievement of average annual earnings growth targets over multiple year periods and affords greater flexibility to the Committee in deciding how the incentive compensation will be earned and paid. In addition, in order for payment of certain incentive awards made under the Plan

				  28

to be deductible to the Corporation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the awards must be performance-based and the Plan must be approved by the shareholders of the Corporation.
On January 25, 1995 the Board of Directors unanimously approved the amended Plan that is now being proposed, subject to the approval of the shareholders at the 1995 Annual Meeting. Subject to such approval by the shareholders, awards of Restricted Stock either alone or in combination with Stock
Options, Stock Bonus Units and/or Supplemental Cash Bonuses, could be made beginning in 1995.

THE PLAN AS IT CURRENTLY EXISTS

     The principal features of the Plan as approved by the shareholders at the 1993 Annual Meeting are described below. A more complete description of the Plan was set forth in the Proxy Statement in connection with that Annual Meeting.

     ADMINISTRATION. The Plan became effective July 1, 1993 and provides that awards under the Plan may be made through January 25, 2003. The Plan is administered by the Committee, consisting of "disinterested" directors within the meaning of that term under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside" directors as that term is defined in Section 162(m) of the Code. The Plan vests broad powers in the Committee to administer and interpret the Plan and, under certain circumstances, to delegate specified aspects of its authority to one or more officers of the Corporation.

     ELIGIBILITY AND AWARDS. Any officer or other key employee of the Corporation is eligible to be a participant in the Plan, but actual participation is determined by the Committee. Outside and non-employee directors of the Corporation are not entitled to participate. Currently approximately 150 employees have been designated as participants under the Plan. The terms of the Plan do not limit the amount of awards that may be granted or the frequency of such awards, and such decisions are in the discretion of the Committee in each instance. However, generally such awards, in any combination of the forms of awards permitted, are made in July of each year and have a total value intended to equal a specific percentage of the participant's annual base salary, which percentage is typically set between the 50th and 75th percentile of incentive pay practices of Fortune 500 companies based on surveys of those practices.

				  29

     The following table sets forth the awards that were made under the Plan to the indicated class of persons in 1994, adjusted for the 2-for-1 stock split in 1995:

			       Plan Benefits
			     -----------------

	     AMP Incorporated  1993 Long-Term Equity Incentive Plan

					    Number of Units
	------------------------------------------------------------------
						       Stock Bonus
						      w/Supplemental
					  Options       Cash Bonus
	------------------------------------------------------------------

	William J. Hudson, Jr.            114,000          0
	Chief Executive Officer
	and President, and a
	Director
	------------------------------------------------------------------

	James E. Marley,                   83,000          0
	Chairman of the Board
	------------------------------------------------------------------

	Javad K. Hassan,                   26,200          0
	Vice President
	------------------------------------------------------------------

	Jean Gorjat,                       25,600          0
	Vice President
	------------------------------------------------------------------

	John Gurski,                       22,800          0
	Vice President
	------------------------------------------------------------------

	Benjamin Savidge,                  14,000          0
	Retired Executive Vice
	President and Chief
	Financial Officer,
	and a Director
	------------------------------------------------------------------

	Executive Officers as             445,200         6,800
	a Group
	------------------------------------------------------------------

	Non-Executive Directors            N/A             N/A
	as a Group
	------------------------------------------------------------------

	All Employees, excluding         417,000         146,000
	Executive Officers, as a
	Group
	------------------------------------------------------------------

The following are the types of awards that may be granted under the Plan:

	   1. STOCK OPTIONS. The Committee may award stock options that are either Incentive Stock Options ("ISOs") granted in conformance with Code requirements or Non-Qualified Stock Options ("NQSOs") that are not qualified for special tax treatment. The Committee determines the number of shares to be covered by each Stock Option award, the option price, the term of the options, the period of time for options to vest after grant, and other terms and limitations applicable to the exercise of an option. The option price per share of Common Stock cannot be less than 100% of the fair market value of the Common Stock on the date of the Stock Option award. The closing market price of the Common Stock as reported on the New York Stock Exchange Composite Transactions listing on March 10, 1995 was $37.50 per share.

	       The Committee determines at the time of grant the terms under which the options shall vest and become exercisable, provided, however, that options awarded under the Plan may not vest or be exercised earlier than twelve months from the date the options were awarded and will expire no later than ten years from such date. The Committee may, in its discretion but subject to the terms of the Plan, accelerate the time at which options awarded under the Plan may first be exercised.

	       Options may be exercised by a participant in accordance with the terms of the related stock option agreement and paid for in cash, shares of Common Stock (whether by delivery of

				  30

     previously owned shares of Common Stock or by having the Corporation withhold a portion of the shares of Common Stock to be received) having a fair market value at time of exercise equal to the option price, or in a combination thereof, as determined by the Committee.

	  2. STOCK BONUS UNITS. The Committee may award Stock Bonus Units to participants with or without a Supplemental Cash Bonus (described below). Upon grant of a Stock Bonus Unit award, the Committee will specify the number of Stock Bonus Units awarded to a participant, the "Designated Value" of each Stock Bonus Unit granted in such award, and the "Bonus Computation Dates". The "Designated Value" will be established by the Committee, but in no event be less than 95% of the average closing price of a share of the Common Stock on the New York Stock Exchange Composite Transactions listing over the ten trading days preceding the award of a Stock Bonus Unit. The average closing price of the Common Stock for the ten trading days ending on March 10, 1995, as reported on the New York Stock Exchange Composite Transactions listing, was $37.59 per share, and 95% of that average price is $35.71 per Stock Bonus Unit.

	       "Bonus Computation Dates" are the fourth, fifth and sixth anniversaries of the award date on which a participant may receive a distribution related to the Stock Bonus Units. On each Bonus Computation Date one-third of the participant's Stock Bonus Units in the underlying award are multiplied by the increase, if any, in the fair market value of the Common Stock as of the Bonus Computation Date (determined by averaging the closing price of a share of Common Stock on the New York Stock Exchange Composite Transactions listing over the ten trading days immediately preceding the Bonus Computation Date) over the Designated Value for the Stock Bonus Unit award. The participant receives a distribution of the number of shares of Common Stock of the Corporation that can be purchased at the fair market value for such shares on the Bonus Computation Date and that has an aggregate value equal to the computation previously described. Distributions to participants are made in whole shares of Common Stock plus cash for any fractional share computed as of the Bonus Computation Date. The Committee, in its sole discretion, may provide that all or a portion of an award shall be paid in cash, and that payments will be made in lump sum distributions or in installments.
     In addition, the Committee has the discretion to accelerate the Bonus Computation Date at any time or times after the first anniversary of the Stock Bonus Unit award date.

	  3. SUPPLEMENTAL CASH BONUS AWARDS. The Committee may, in its discretion, grant Supplemental Cash Bonus awards to participants in conjunction with Stock Bonus Unit awards. The Supplemental Cash Bonus award is paid in cash at the same time that payments in connection with the Stock Bonus Units are made, and this award is intended to help satisfy any Federal income tax obligations created by distributions in connection with both Stock Bonus Unit awards and Supplemental Cash Bonus awards.

     SHARES OF STOCK SUBJECT TO THE PLAN. Shares of Common Stock either acquired for or held in the treasury of the Corporation or authorized and unissued are used, in whole or in part, for the Common Stock distributions made pursuant to awards granted under the Plan. These shares are registered under the Securities Act of 1933, as amended (the "Securities Act") by a registration statement on Form S-8 that was filed with the Securities and Exchange Commission in June 1993. The proposed amendment to the Plan, once approved by the shareholders, will require this S-8 registration statement to be amended by the filing of a post-effective amendment to cover the Plan as revised to include Restricted Stock awards. Those shares that are treasury shares are issued but not outstanding, and neither the treasury shares nor the authorized but unissued shares are entitled to vote. After their distribution pursuant to the Plan, these shares are added to the outstanding shares of Common Stock entitled to vote but have a minimal dilutive effect.

				  31

     TERMINATION OF EMPLOYMENT.   Generally, upon the termination of
employment of a participant for any reason, awards under the Plan will terminate immediately unless the Committee, in its sole discretion, determines otherwise. With respect to Stock Bonus Units awarded to a participant more than one year prior to the participant's death, disability or retirement, the participant or the participant's estate will receive a pro-rata portion of the distribution based on the portion of the performance period during which the participant was employed. Awards that expire, are terminated or are forfeited in whole or in part, or are paid in cash rather than in the form of Common Stock, or to the extent the number of shares distributed is less than the corresponding amount of the award, will be returned to the Plan and will be available for future awards under the Plan to the extent permitted by Rule 16b-3 of the Exchange Act.

     CHANGE IN CONTROL. In the event of a change in control of the Corporation as defined in the Plan, all unvested and unexpired Stock Options will automatically become immediately vested and exercisable for the period of their remaining terms, and all unvested and unpaid Stock Bonus Units and Supplemental Cash Bonus awards will become immediately vested and payable, without action by the Committee.

     NON-ASSIGNABILITY. Prior to its settlement in the form of cash or shares of Common Stock, no right or benefit under the Plan is subject to assignment or transfer other than by will or the laws of descent and distribution, and no such right or benefit shall in any manner be liable for or subject to the debts or liabilities of the participant.

     AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors has the right to amend, suspend or terminate the Plan at any time provided that no such action will be effective without shareholder approval if shareholder approval of such amendment, suspension or termination would be required in order to ensure the Plan, as amended, would continue to meet the requirements of Rule 16b-3 under the Exchange Act. Except with the agreement of a participant, no such amendment, suspension or termination of the Plan will adversely affect the rights of a participant under any award previously granted and unexpired at the time of such action.

PROPOSED PLAN AMENDMENT - RESTRICTED STOCK

     In proposing an amended Plan that adds a Restricted Stock feature, the Board has no intention to increase the amount of incentive compensation provided under the Plan. The Board's proposal is to add restricted stock as a fourth type of award and to make it performance-based by linking its vesting to attainment by the Corporation of pre-set average annual earnings growth targets. The design of this new feature is intended to increase the focus of management on enhancing shareholder value through annual earnings growth, and to increase management's ownership of Common
Stock so as to further align management's interests with those of the Corporation's shareholders.

     THE RESTRICTED STOCK FEATURE. The new award feature would work in the following manner. Once a long-term incentive compensation level is determined for a participant under the Plan for a given year, the Committee may award Stock Options, Stock Bonus Units with or without a Supplemental
Cash Bonus, or Restricted Stock, or any combination thereof, to provide the intended level of compensation. Stock Options, Stock Bonus Units and Supplemental Cash Bonuses are typically awarded in July. To the extent Restricted Stock is granted, that award will be made later in the year or at the beginning of the next year after the business unit and corporate-wide strategic plans are developed. In the initial year, subject to shareholder approval, it is expected that the grant of restricted shares will be made in July 1995 based on performance criteria and a pool of participants established by the Committee in January 1995. With respect to each Restricted Stock award, the Committee will establish three performance targets covering the ensuing 3-year period: 1) a minimum average annual return on equity ("ROE") to be attained by the Corporation over the 3-year period; 2) a target level of average annual earnings growth for the Corporation over that

				  32

same period; and 3) a "super-target" level of annual earnings growth for the Corporation over that period.

     At the end of the designated 3-year period, none of the performance-based Restricted Stock awarded at the outset of the period will vest unless the minimum average annual ROE target is reached or exceeded. If this target is not met then the Restricted Stock grant is forfeited and the shares will be returned to the Plan and available for future awards under the Plan to the extent permitted by Rule 16b-3 of the Exchange Act.

     If the ROE target is met then a calculation of the earn-out of the Restricted Stock will be made based on the average annual earnings growth achieved over that same 3-year period. For an average earnings growth between 0% and the pre-set target level, a direct correlation between 0% and 100% of the Restricted Stock will be vested. For an average earnings growth between the pre-set target level and the "super-target" level, a direct correlation between 100% and 200% of the Restricted Stock awarded will be vested; the maximum earn-out possible for Restricted Stock is 200% of the original award.

     EXAMPLES. For purposes of illustrating how the Restricted Stock award feature works, assume that in the late Fall of 1995 the Committee grants 3,000 shares of Restricted Stock to Executive "A" and establishes the following targets for the 1996-1998 period: 1) 15% average annual ROE; 2) 15% as the average annual earnings growth target level; and 3) 18% as the average annual earnings growth "super-target" level.

     Example 1.     If the average annual ROE achieved by the Corporation
over 1996-1998 is 14%, then all 3,000 shares of Restricted Stock awarded to Executive "A" would be forfeited regardless of what the average annual earnings growth was for that period.

     Example 2.     If the average annual ROE achieved by the Corporation
over 1996-1998 is 15.5% and the actual average annual earnings growth is 9%, then a calculation of the earn-out on the Restricted Stock award would be made since the ROE performance exceeds the 15% pre-set target. In this instance, the actual average annual earnings growth of 9% is 60% of the 15% pre-set target, so 60% (1,800 shares) of the 3,000 share Restricted Stock award will be vested and the balance (1,200 shares) will be forfeited.

     Example 3.     If the average annual ROE achieved by the Corporation
over 1996-1998 is 15.5% and the actual average annual earnings growth is 16%, then a calculation of the earn-out on the Restricted Stock award would also be made. In this case, however, the actual average annual earnings growth of 16% is one-third of the spread between the pre-set target of 15% and the pre-set "super-target" of 18%, so 133.33% (4,000 shares) of the 3,000 share Restricted Stock award will be vested in Executive "A".

     RIGHTS AS A SHAREHOLDER. During the 3-year period that the Corporation's performance is measured against the pre-set targets with respect to any given award of Restricted Stock, the participant receiving such award shall have all the rights of a shareholder of the Corporation as to the shares of Restricted Stock comprising the original award. The participant shall be entitled to vote such shares. Cash dividends attributable to unvested Restricted Stock shall be automatically reinvested in additional shares of AMP Common Stock under a dividend reinvestment plan and such additional shares, together with any stock dividends paid on the shares of Restricted Stock, shall also be deemed Restricted Stock. These rights of a shareholder will either terminate completely if the Restricted Stock is forfeited, or they will continue without restriction if the Restricted Stock is vested and no longer constitutes Restricted Stock.

     NEW AWARD BENEFITS. The benefits that were received under the Plan in 1994 are set forth on page 30 of this Proxy Statement, in the table entitled "Plan Benefits". By reason of the fact that the

				  33

Committee, in its discretion, determines both the planned amount of incentive compensation under the Plan and the form or forms of award in which it will be granted, it is impossible to determine the number of units or corresponding value of future awards of Restricted Stock, Stock Options, Stock Bonus Units or Supplemental Cash Bonuses under the Plan to any participant or class of participants.

PROPOSED PLAN AMENDMENT - LIMIT ON INDIVIDUAL AWARDS

     For the purpose of conforming the terms of the Plan to the provisions of Section 162(m) of the Code governing the deductibility of executive compensation as a business expense, the Plan must be amended to establish an individual limit on the amount of awards that a participant can receive under the Plan. Effective for awards made beginning in 1995, no more than 4 percent of the 10,000,000 shares of Common Stock approved for distribution under the Plan during its term will be made subject to awards made to any one participant under the Plan in a given year.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a discussion of certain Federal income tax consequences with respect to Restricted Stock, Stock Options (including incentive stock options, or "ISOs", and nonqualified stock options, or "NQSOs"), Stock Bonus Units and Supplemental Cash Bonus Awards.
This discussion is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings and regulations, and proposed regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an employee may also be subject to foreign, state and local income or other tax consequences in the jurisdiction in which he or she works and/or resides. EACH EMPLOYEE IS URGED TO CONSULT HIS OR HER PERSONAL TAX ADVISOR TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE PLAN (OR ANY COMPONENT THEREOF).

     RESTRICTED STOCK

     Under present Federal income tax regulations, there will be no Federal income tax consequences to either the Corporation or a participant upon a grant of Restricted Stock under the Plan. If the Restricted Stock vests at the end of the 3-year, performance-based vesting period, then the value of such Restricted Stock at the time of vesting will be taxable to a participant as ordinary income and deductible by the Corporation as compensation provided the Corporation satisfies reporting and deduction requirements. Upon a subsequent disposition of such vested Restricted Stock, the participants realize short- or long-term capital gain depending on their holding period, and the Corporation receives no further deduction.

     STOCK OPTIONS

     Under present Federal income tax regulations, there are no Federal income tax consequences to either the Corporation or the participant upon the grant of an ISO, nor will the participant's exercise of an ISO result in Federal income tax consequences to the Corporation. Although the participant will not realize ordinary income upon his or her exercise of an ISO, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and, thus, may result in the imposition on the participant of the "alternative minimum tax" pursuant to Section 55 of the Code. If the participant does not dispose of Common Stock acquired through an ISO within two years of the date of grant or within one year of the ISO's date of exercise, any gain realized upon a subsequent disposition of Common Stock will constitute long-term capital gain to the participant. If the participant disposes of the Common Stock within the

				  34

holding periods described above, an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the option price or (ii) the actual gain realized upon such disposition will constitute ordinary income to the participant in the year of disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The Corporation will receive a deduction in an amount equal to the amount constituting ordinary income to the participant.

     Under present Federal income tax regulations, there are no Federal income tax consequences to either the Corporation or the participant upon the grant of a NQSO. However, the participant generally will realize ordinary income upon the exercise of a NQSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the option price, and the Corporation will receive a corresponding deduction. The gain, if any, realized upon a subsequent disposition of such Common Stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     STOCK BONUS UNITS

     Under present Federal income tax regulations, for Federal tax purposes distributions on Stock Bonus Units, whether in shares of Common Stock or in cash, are recognized as ordinary income by the participant, and the Corporation is entitled to a corresponding deduction, provided the Corporation satisfies reporting and deduction requirements. The amount of the income (and corresponding deduction) is equal to the fair market value of the shares on the date they are transferred to the participant plus the amount of cash paid attributable to fractional shares.

     SUPPLEMENTAL CASH BONUS AWARDS

     Payment of a Supplemental Cash Bonus results in the participant recognizing ordinary income in the year in which the award is paid. The Corporation is generally entitled to a corresponding deduction.

     SHAREHOLDER APPROVAL

     Approval of the amended Plan requires the affirmative vote of a majority of the holders of shares of Common Stock entitled to vote at the 1995 Annual Meeting of Shareholders and either present in person or represented by proxy. Broker non-votes (i.e., the inability of a broker or other nominee holding shares for a beneficial owner to vote on behalf of such beneficial owner on a particular non-routine matter because such broker or nominee is not permitted, without receiving instructions from the beneficial owner, to vote such owner's shares on that matter, notwithstanding that the broker or nominee has discretionary authority on another routine, non-controversial matter and has voted on such matter on behalf of the beneficial owner) are not counted as votes cast. Abstentions are counted in determining the total number of shares present in person or represented by proxy and entitled to vote.

     Shareholder approval is being sought for purposes of excluding incentive compensation payable under the Plan from the deduction limitations imposed by Section 162(m) of the Code and for reasons related to Section 16 of the Exchange Act. If such approval is obtained, it is expected that the Stock Option and Restricted Stock awards under the Plan will not be subject to the $1 million limit of Section 162(m). We believe that certain terms of the Stock Bonus Unit and Supplemental Cash Bonus awards will preclude them from qualifying under an exception to the limit imposed by Section 162(m). Subject to compliance with the limitations set forth in regulations promulgated under Section 16, transactions with respect to Stock Options, Stock Bonus Units and Restricted Stock under the Plan will be exempt from Section 16(b) of the Exchange Act.

				  35

BOARD OF DIRECTORS' RECOMMENDATION

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CORPORATION'S 1993 LONG-TERM EQUITY INCENTIVE PLAN AS AMENDED.

			1995 SHAREHOLDER PROPOSAL
ITEM 4:

     The Dominican Sisters of Adrian, Michigan, 1257 East Siena Heights Drive, Adrian, Michigan 49221, the beneficial owners of 100 shares of Common Stock of the Corporation as of October 20, 1994, have submitted the shareholder proposal and supporting statement set forth below for inclusion in this Proxy Statement and presentation at the Corporation's 1995 Annual Meeting of the Shareholders. This proposal is co-sponsored by three other shareholders under the guidance of the Interfaith Center on Corporate Responsibility (ICCR) in New York, including the Women's Division of the General Board of Global Ministries of the United Methodist Church of New York, New York; the Benedictine Sisters of San Antonio, Texas; and the Sisters of Charity of
Saint Vincent dePaul, of Halifax, Nova Scotia. We are relying on Rule 14a-8(c)(11) of Regulation 14A of the Securities and Exchange Commission in only including the proposal of the Dominican Sisters of Adrian, Michigan in this Proxy Statement inasmuch as it was the first of four identical shareholder proposals to be received by the Corporation. The proposal is as follows:

    "AMP INCORPORATED - INCLUSIVENESS ON THE BOARD OF DIRECTORS 1994"

     WHEREAS:

     We believe that the Board of Directors of many publicly-owned corporations have benefited from the perspective brought to their decision-making process by their well-qualified Board members and senior executives of both genders and various racial heritages;

     AMP Incorporated currently has a distinguished Board of thirteen Directors all of whom but one are of the same gender. All thirteen are of the same racial heritage;

     AMP Incorporated has listed twelve officers in the 1993 Annual Report who are all of the same gender;

     The Board of AMP Incorporated has established a number of standing committees, but NO Nominating Committee;

     We believe that the Directors should take every reasonable step to be sure that women and persons of various racial heritages are in the pool from which Directors and senior managers are chosen.

     The office of Federal Contract Compliance mandates that all companies selected for Federal contracts must not discriminate on the basis of gender or race;

     THEREFORE, BE IT RESOLVED:

     That shareholders recommend that the Board of Directors:

     1. Publicly commit the company to a policy a greater diversity in senior management and Board positions;

     2. Report to shareholders a plan to implement this public commitment, including time line expectations, and to periodically report progress on this implementation;

				  36

     3. Establish a standing Nominating Committee of the Board to assist in the greater effort to review women and multiracial/multicultural candidates to the Board consonant with this public commitment.

			     Statement of Support

     Racial and gender diversification among the work force and the purchasing population has increased enormously. This diversification has more slowly seeped into decision-making positions in large public corporations. AMP Incorporated has not benefited as greatly from this movement as it could.

     On March 29, 1994, The Wall Street Journal published an article with some interesting data related to participation on women managers at 200 large companies in 1992. Ranking is based on percentage of women officials and managers, with one (1) being the highest, two-hundred
     (200) the lowest. AMP'S RATING IS GIVEN AS ONE HUNDRED FIFTY-TWO (152).

     We ask those shareholders who agree that the judgments and perspectives offered by a more diversified Board and management signal this agreement by voting YES on this recommendation to the Board of Directors."

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE RESOLUTION, FOR THE FOLLOWING REASONS:

     Your Board recognizes the benefits gained from a qualified and diversified Board of Directors and management, and shares an interest in the goals of the resolution. AMP currently benefits from the ideas and perspectives provided by the diversity in our existing management team and Board of Directors. Of the eleven directors on the Board, one is a woman and a second is a Japanese national. Within AMP's global operations covering more than 35 countries, the management staff consists primarily of nationals. In addition to the representatives from our global operations, our senior management team in the U.S. operations recently has been enhanced by a minority and a female officer. Qualified persons of diverse backgrounds, race, culture and gender provide varying perspectives, guidance and direction to AMP on the wide-ranging issues and interests addressed by the Corporation.

     Contrary to what the proponents have stated in their proposal resolution, AMP has had a Nominating Committee of the Board of Directors since April 1993. This Committee actively seeks candidates for director that have diverse backgrounds and the requisite practical experience and functional skills, including female and minority candidates. The efforts of the Nominating Committee have resulted in the election of Barbara Franklin effective in 1993 and Takeo Shiina in 1995. Barbara Franklin's extensive experience in international trade, developed through her public service under the past five presidential administrations including a term as U.S. Secretary of Commerce for the Bush Administration, has proven particularly valuable in our growing emphasis on globalization. Takeo Shiina, Chairman of the Advisory Council of IBM Japan, Ltd. and former CEO of that company, brings to the Board considerable experience in the electronics industry and international expertise and prestige. The Nominating and Governance
Committee will continue to search for highly qualified candidates exhibiting the operational and cultural diversity to guide the Corporation's global operations and expansion plans into the next century.

     AMP is also achieving progress in increasing the diversity of its workforce. Although the number of minorities and women interested in the engineering discipline has not grown significantly over recent years, AMP has created several programs and measures to further develop a pool of qualified women and minority engineering professionals in our employ. In time these individuals will grow with the Corporation and assume higher level professional and management positions as

				  37

those positions become available. Examples of these efforts include increased recruiting programs at universities with greater minority enrollment, sponsorship of up to five minority students in Drexel University's engineering program through the AMP Diversity Scholarship Program, establishment of recruiting relationships with the Society of Women Engineers and the National Society of Black Engineers, increased participation of minorities and women on the Corporation's Rotational Engineering Program, and sponsorship of various summer programs for minority high school students. These types of outreach programs will continue the positive trend of increasing the cultural, racial and gender diversity of AMP's management team.

     As AMP has grown, the complexity and sophistication of its business and operations has created new demands for expertise in such areas as global marketing and contracting, mergers and acquisitions, regulatory compliance, legal, and computer systems. These demands in turn have created opportunities for professionals outside of the engineering discipline, which positions have been filled increasingly by minorities and women. The professional category of AMP's workforce, as defined by the EEO job classifications, is very often the source from which our future officers and managers are chosen. Since 1991 the percentage of minority professionals has increased from 4.9% to 7.7% and the percentage of female professionals has jumped from 13.8% to 18.5%. While we are not yet satisfied with the level of participation of minorities and women in our workforce, we believe we have made significant progress as shown by these numbers and we feel we have the foundation for continued progress in our efforts to diversify the workforce. We will continue to report on the annual EEO category results and our outreach efforts in order to chart this progress over time.

     AMP is and always has been firmly committed to equal employment opportunity at all levels of the Corporation, including membership on the Board of Directors. As described above, we continue in our efforts to improve our employment of minorities and women because we recognize and value the broadened perspective on our business and business decisions that is made possible through enhanced diversity in our workforce and on our management team and Board of Directors. EEO reports are published that will be updated annually, we have a purchasing policy regarding minority and women-owned vendors, and we have an independent Nominating and Governance Committee in place that was instrumental in adding both a woman and a Japanese national as a director of AMP.  In short, we have already undertaken virtually all of the actions contemplated by the resolution and we believe the resolution
is unnecessary.   WE URGE YOU TO VOTE AGAINST THIS RESOLUTION.  We believe
the concerns of the proponents should be raised directly with the Chairman of the Board of Directors and not through the process of the Annual Meeting and the related Proxy Statement. We encourage shareholders with thoughts and concerns on complex social issues such as the ones raised in the resolution to address your communications to Jim Marley, Chairman of the Board of Directors.


			GENERAL AND OTHER MATTERS

     The Corporation knows of no matter that will be brought before the meeting other than the matters expressly mentioned in the Notice of Annual Meeting of Shareholders. However, if any further matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters. The Corporation will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. In addition, the Corporation has retained Georgeson & Company Inc. to aid in the solicitation of proxies from brokers, banks and other nominees as well as institutional holders, at a fee of $8,500 plus expenses. The Corporation may also use regular employees, without additional compensation, to solicit proxies by personal solicitation, telephone or otherwise.

				  38

     You are urged to mark, sign and return your proxy promptly to make certain your shares will be voted at the meeting. For your convenience, a stamped self-addressed envelope is enclosed.

     The Annual Report of the Corporation for the year 1994, including financial statements, was mailed recently to shareholders. Such Annual Report is not incorporated in this Proxy Statement by reference, and is not deemed a part of the proxy soliciting material.

     UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED HEREUNDER, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO SUCH PERSON A COPY OF ITS ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE CALENDAR YEAR 1994. SUCH WRITTEN REQUEST IS TO BE DIRECTED TO J. E. MARLEY, CHAIRMAN OF THE BOARD OF DIRECTORS, P.O. BOX 3608, HARRISBURG, PENNSYLVANIA 17105-3608.

Dated: March 24, 1995.
				  39

		      (Recycled Symbol) Printed on Recycled Paper

APPENDIX
--------

 [front side of first proxy card]

PROXY

			    AMP INCORPORATED

     The undersigned hereby appoints W. J. Hudson, J. E. Marley and D. F. Henschel, and each of them, his or her proxy, with full power of substitution, to vote all stock of the undersigned at the ANNUAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD ON WEDNESDAY, APRIL 26, 1995, AT 10:30 a.m., LOCAL TIME, at the M. C. Benton, Jr. Convention and Civic Center, 301 West
5th Street, Winston-Salem, North Carolina, and at any adjournment or adjournments thereof, hereby revoking any proxy previously given and ratifying all that said proxy or proxies may do pursuant hereto.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
			       (Continued and to be signed on reverse side)

[example of reverse side of first proxy card]
 __________________________________
|                                  |
|                                  |
|                                  |
|   (1)                 (2)        |
|                                  |
|                                  |
|                                  |
|           (3)                    |
|__________________________________|

[part (1) information is as follows:]

	 _________   _________
	  Common       D.R.S.

   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
   "FOR ALL NOMINEES" IN ITEM 1 AND "FOR"
   ITEMS 2.



Item 1--Election of the following      For all   Withheld
	Nominees as Directors: D.F.    Nominees  for all
	Baker, R. D. DeNunzio,                   Nominees
	B. H. Franklin, J. M. Hixon,
	W. J. Hudson, J. E. Marley,     [    ]     [    ]
	H. A. McInnes, J.C. Morley,
	W. F. Raab, P. G. Schloemer
	and T. Shiina.

Withheld for the following only (Write the name of the Nominee(s) in the space below)

------------------------------------------------------

Item 2--Proposal to approve the      For  Against  Abstain
	revised AMP Management
	Incentive Plan.              [  ]   [  ]    [  ]

[part (2) information is as follows:]

				 [X]Please mark your
				    votes like this
				    in black or blue
					   ink

  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
   "FOR" ITEM 3 AND "AGAINST" ITEM 4.

Item 3--Proposal to approve the      For  Against  Abstain
	AMP Incorporated 1993
	Long-Term Equity Incentive   [  ]   [  ]    [  ]
	Plan as amended.


Item 4--Shareholder proposal       For   Against  Abstain
	relating to minority       [  ]    [  ]    [  ]
	and gender inclusiveness
	in senior management
	and on the Board of
	Directors.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting dated March 24, 1995.

	     The shares represented by this proxy will be voted as directed by the shareholder.
	     If no direction is made and there is no
	     discretionary broker vote, the shares will be voted as to each proposal in accordance with the recommendations of your Board of Directors. Abstentions are not counted as votes cast with respect to Items 1, 2 and 4, but are counted as votes present and entitled to vote for Item 3. Broker non-votes have no effect on the vote on any of the Items.

	      Yes
	     [   ] I PLAN TO ATTEND THE ANNUAL MEETING
		   --please send me an admission card.

[part (3) information is as follows:]

Signature(s)___________________________Date____________
NOTE: Please date and sign exactly as name appears hereon. Each joint owner should sign. When signing as attorney, executor, trustee, guardian or corporate officer, please give full title as such. Corporations should indicate full corporate name and have a duly authorized officer sign.



[front side of second proxy card]

PROXY

		 AMP INCORPORATED

TO: The Vanguard Fiduciary Trust Company as Trustee under the Trust Agreement for the AMP Incorporated Employee Savings and Thrift Plan-401(k).
     The Trustee named above is hereby instructed to vote by proxy, in the form solicited by the Board of Directors, all the shares or fractional shares of Common Stock of AMP Incorporated that are credited to the undersigned's account as of the latest available processing date on or before March 10, 1995 at the ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 26, 1995, AT 10:30 a.m., LOCAL TIME, at the M. C. Benton, Jr. Convention and Civic Center, 301 West 5th Street, Winston-Salem, North Carolina, and any adjournment or adjournments thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement, and upon such other business as may properly come before the meeting.

     Voting rights will be exercised by the Trustee as directed on the reverse, provided instructions are timely received by the Trustee. Under the Employee Savings and Thrift Plan, the Trustee will vote, in its sole and absolute discretion, those shares as to which no timely instructions are received. Abstentions are not counted as votes cast with respect to Items 1, 2 and 4, but are counted as votes present and entitled to vote for Item 3.
				(Continued and to be signed on reverse
side)


[example of reverse side of second proxy card]
 __________________________________
|                                  |
|                                  |
|                                  |
|   (1)                 (2)        |
|                                  |
|                                  |
|                                  |
|           (3)                    |
|__________________________________|

[part (1) information is as follows:]

	     ____________
		SHARES

   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
   "FOR ALL NOMINEES" IN ITEM 1 AND "FOR"
   ITEMS 2.

Item 1--Election of the following     For all   Withheld
	Nominees as Directors: D.F.   Nominees  for all
	Baker, R. D. DeNunzio,                  Nominees
	B. H. Franklin, J. M. Hixon,
	W. J. Hudson, J. E. Marley,   [    ]     [    ]
	H.A. McInnes, J.C. Morley,
	W.F. Raab, P. G. Schloemer
	and T. Shiina.
Withheld for the following only (Write the name of the Nominee(s) in the space below)

-------------------------------------------------------
Item 2--Proposal to approve the    For  Against  Abstain
	revised AMP Management
	Incentive Plan.            [  ]   [  ]    [  ]

[part (2) information is as follows:]

				 [X]Please mark your
				    votes like this
				    in black or blue
					   ink

  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
   "FOR" ITEM 3 AND "AGAINST" ITEM 4.

Item 3--Proposal to approve the    For  Against  Abstain
	AMP Incorporated 1993
	Long-Term Equity Incentive [  ]   [  ]    [  ]
	Plan as amended.

Item 4--Shareholder proposal       For   Against  Abstain
	relating to minority       [  ]    [  ]    [  ]
	and gender inclusiveness
	in senior management
	and on the Board of
	Directors.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting dated March 24 1995.


	     The shares represented by this voting
	     instruction card are those held under the AMP Incorporated Employee Savings and
	     Thrift Plan.

	      Yes
	     [   ] I PLAN TO ATTEND THE ANNUAL MEETING
		   --please send me an admission card.

[part (3) information is as follows:]

Signature(s)___________________________Date____________
NOTE: Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope.



[advance reservation ticket]

			    ADMISSION CARD

	     The shareholder bearing this ticket is entitled to attend the Annual Meeting of Shareholders of
			    AMP Incorporated


				DATE:
		     Wednesday, April 26, 1995


				TIME:
			     10:30 a.m.


			     LOCATION:
	   M. C. Benton, Jr. Convention and Civic Center
			301 West Fifth Street
		     South Main Hall (Main Level)
		    Winston-Salem, North Carolina


			    APPENDIX


AMP INCORPORATED
HARRISBURG, PA  17105
------------------------------------------------------------------------------



			       AMP INCORPORATED







			       AMP INCORPORATED

			  MANAGEMENT INCENTIVE PLAN






		   Plan Document Effective January 25, 1995

------------------------------------------------------------------------------



AMP INCORPORATED
HARRISBURG, PA  17105
------------------------------------------------------------------------------

				 TABLE OF CONTENTS


Section
-------

A.     Plan Summary........................................................1

B.     Plan Objectives.....................................................1

C.     Plan Administration.................................................1

D.     Plan Participation..................................................2

E.     Plan Measures and Targets...........................................2

F.     Participant Incentive Opportunities.................................3

G.     Award Payouts and Timing............................................6

H.     Administrative Information..........................................6



	APPENDICES

	A.  PLAN YEAR TOTAL AWARD SCHEDULE



AMP INCORPORATED

HARRISBURG, PA 17055
------------------------------------------------------------------------------

			     AMP INCORPORATED
			MANAGEMENT INCENTIVE PLAN

A.   PLAN SUMMARY

     The AMP Incorporated (AMP) Management Incentive Plan (the "Plan") allows officers and key senior executives to share in the financial achievements of AMP on an annual basis. The Plan recognizes and rewards for the achievement of both financial results, focusing on key objective, financial performance targets at the corporate and business unit levels, and individual nonfinancial objectives.

     The financial measures of performance, including the corporate-wide and unit-specific targets, together with the individual nonfinancial objectives are established at the beginning of each year at the time the participants are designated. The weighting between corporate, business unit and individual factors is also predetermined at that time. A range of incentive award levels is set for each participant at the beginning of each year, with the threshold award level requiring 90 percent performance of the respective goal and the maximum award level reached if 120 percent of the performance goal is attained. The extent to which goals are achieved is certified at the end of the plan year to determine the actual award for each participant.

B.   PLAN OBJECTIVES

The objectives of the Plan are to:
   --   Stimulate and reward outstanding performance.

   -- Link the business plan process, including the attainment of key corporate priorities and financial objectives, with the compensation system.

   -- Provide competitive total compensation opportunities to attract and retain key executives.

C.   PLAN ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") of the Board of Directors of AMP composed of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. No member of the Committee shall be a current employee of AMP, a former officer of AMP, a former employee of AMP still receiving compensation for prior services other than benefits under a tax-qualified retirement plan, or a person receiving direct or indirect remuneration from AMP in any capacity other than as a director.

     The Committee shall have full and final authority in its discretion and in acccordance with the provisions of the Plan, to: i) interpret the provisions of the Plan and to decide all questions of fact arising in its application, and the Committee's interpretation and decisions shall be in all respects final, conclusive and binding; ii) determine the employees who will be participants; iii) annually determine the threshold, target and
------------------------------------------------------------------------------
				    -1-

maximum award levels for each participant; iv) establish at the beginning of each year objective, performance-based corporate-wide and business unit-specific financial goals, together with the weighting between corporate, business unit and individual goals for each participant; v) certify in writing the level of performance of the corporate-wide and unit-specific financial goals following the end of the plan year; vi) impose such conditions on the grant of awards or decrease the amount of the payout, as it deems appropriate; and vii) make all other determinations, rules and regulations necessary or advisable for the administration of this Plan. No member of the Committee shall be personally liable for any action or determination in respect to administration of the Plan if made in good faith.

D.   PLAN PARTICIPATION

     AMP officers and key senior executives are eligible to participate in the Plan. The Committee and the Chief Executive Officer and President believe that AMP's officers and key senior executives are in the best position to make significant contributions to the success of the Company and its businesses. Participants for each plan year are designated by the Committee during the first quarter of the plan year.

E.   PLAN MEASURES AND TARGETS

     The corporate-wide financial measure(s) are determined in the first quarter of each year by the Committee based on the financial target(s) best suited, in the judgment of the Committee in its sole discretion, to provide the desired direction for AMP during the ensuing year. The goals for the plan year could be an earnings per share target, a value added goal, or any other existing or newly devised objective financial performance measure(s), or any combination thereof.

     For each participant directly involved with a business unit of AMP, a financial target or targets is also established by the Committee for that business unit in the first quarter of each plan year. These targets are tailored to each business unit dependent on the nature of its business operations and the stage of its business development.

     Finally, individual nonfinancial objectives are established in the first quarter of each plan year for each participant. These objectives are based on the duties and responsibilities of the participant in support of the overall financial and strategic goals of AMP and, with the exception of the Chairman of the Board and the Chief Executive Officer and President, are developed in discussions and agreement between the participant and the participant's manager. The individual objectives of the Chairman of the Board and the Chief Executive Officer and President are predetermined by the Committee.

     Once the financial goals are determined by the Committee at the beginning of the plan year, they are not adjusted throughout the plan year absent extraordinary circumstances beyond the control of AMP. Examples of such extraordinary circumstances include unanticipated significant currency fluctuations and tax changes.

     When the corporate-wide and unit-specific (if applicable) targets are set, a performance range is also established around each of these targets. The range includes a threshold--the minimum level of performance against the target that must be achieved before any payments are made, and the maximum-- the performance level beyond which no additional awards are earned. The relationship between the targets, maximums and thresholds (expressed as a percentage of target) is fixed for plan purposes and is as follows:

		THRESHOLD      TARGET      MAXIMUM
		---------      ------      -------
		   90%          100%         120%

Performance of the individual nonfinancial objectives, expressed as a percentage, is applied directly to the maximum incentive award level described in Section F below and is not subject to a threshold-maximum performance range.
------------------------------------------------------------------------------
				    -2-

     The relative weighting between corporate, business unit and individual goals is predetermined by the Committee for each participant in the first quarter of each plan year. Examples of such weighting for a participant with corporate-wide, unit-specific and individual performance goals are weighting all three goals equally at 1/3, or weighting the corporate-wide and unit-specific bonus calculations at 2/5 each and the individual performance goal at 1/5. A participant with no business unit responsibility may have the corporate-wide bonus calculation made at 2/3 or 4/5 and the individual performance at 1/3 or 1/5, respectively, or any other similar combination.

F.   PARTICIPANT INCENTIVE OPPORTUNITIES

     The incentive award for plan participants is based on the extent to which financial and individual goals are achieved, and on the target incentive award profile for each participant, the latter of which varies based on the participant's level of responsibility. The target incentive award level (expressed as a percentage of base earnings) and corresponding threshold and maximum incentive award levels (also expressed as a percentage of base earnings) are established in the first quarter of each plan year by the Committee. Actual participant incentive awards may vary from the target incentive awards dependent on the degree to which corporate-wide, unit-specific (if applicable) and individual goals are achieved. The annual award for each participant is the product of the participant's actual calculated incentive award and his or her base earnings actually earned during the plan year. In no event may a participant receive more than $1.5 million in any annual award made under the Plan.

     The following two examples illustrate how the achievement of financial and individual goals impact actual participant incentive awards, using hypothetical plan participants:

       ILLUSTRATIVE ASSUMPTIONS AND CALCULATIONS
       -----------------------------------------

       GOALS:
       -----
	   Corporate-wide:   Earnings Per Share Goal = $3.00
	   Unit -specific:   Executive A is the general manager of Business
			     Unit A that has an operating income objective of
			     $2 million;
			     Executive B is the director of corporate
			     environmental compliance
	   Individual:       Executive A has four individual nonfinancial
			     goals;
			     Executive B has five individual nonfinancial goals

       FINANCIAL AND INDIVIDUAL PERFORMANCE RANGE:
       -------------------------------------------

		 Goal           Threshold         Target         Maximum
		 ----           ---------         ------         -------
	     Corporate EPS       $2.70             $3.00          $3.60
	     Business Unit A   $1.8 million     $2 million      $2.4 million
			       in operating    in operating     in operating
				  income          income          income
	     Individual      M A N A G E M E N T     D I S C R E T I O N

       PARTICIPANTS' BASE EARNINGS AND INCENTIVE AWARD LEVELS:
       -------------------------------------------------------

	Executive A:
	------------
		Base Earnings for Executive A = $100,000
		Threshold for Executive A = 10% ($10,000)
		Target for Executive A = 35% ($35,000)
		Maximum for Executive A = 53% ($53,000)
		Weighting = Corporate-wide:  2/5
			    Unit-specific:   2/5
			    Individual:      1/5
------------------------------------------------------------------------------
				    -3-

	Executive B:
	------------
		Base Earnings for Executive B = $50,000
		Threshold for Executive B = 10% ($5,000)
		Target for Executive B = 20% ($10,,000)
		Maximum for Executive B = 30% ($15,000)
		Weighting = Corporate-wide:  2/3
			    Individual:      1/3

       CORRESPONDING INCENTIVE RANGE:
       ------------------------------

       Executive A:
       -----------

	       Incentive Range Based on Achievement of Goals
	       ---------------------------------------------

			 Below
		       Threshold     Threshold       Target       Maximum
Goal (weight)         Performance   Performance   Performance   Performance
-------------         -----------   -----------   -----------   -----------
Corporate (2/5)           $0          $4,000        $14,000      $21,200
Business Unit A (2/5)     $0          $4,000        $14,000      $21,200
Individual (1/5)          $0          $2,000        $ 7,000      $10,600
		      ---------     ---------     ----------    ---------
	Total             $0         $10,000        $35,000      $53,000

       Executive B:
       ------------

	       Incentive Range Based on Achievement of Goals
	       ---------------------------------------------
			 Below
		       Threshold     Threshold       Target       Maximum
Goal (weight)         Performance   Performance   Performance   Performance
-------------         -----------   -----------   -----------   -----------

Corporate (2/3)           $ 0         $3,333        $6,667       $10,000
Individual (1/3)          $ 0         $1,667        $3,333       $ 5,000
		       ---------    ---------      ---------    ---------
Total                     $ 0         $5,000        $10,000      $15,000


      For financial performance between threshold, target and maximum, straight-line interpolation is applied. Appendix A summarizes the incentive levels based on performance scenarios between threshold and maximum for several of the currently applicable target levels. The incentive levels shown are applied to each financial goal and weighted appropriately. Because the applicable target levels are established annually and their relationships with the corresponding threshold and maximum levels will vary dependent on the target levels designated, Appendix A may change annually.

     The following illustrates how the hypothetical participants' awards are calculated using Appendix A, based on illustrative performance levels:

ILLUSTRATIVE ACTUAL PERFORMANCE:
--------------------------------

    Executive A:
    ------------
				 Actual           Percent
				Plan Year         of Target
	 Goals                 Performance        Achieved
     ---------------           -----------        --------
     Corporate EPS                $2.90            97%(1)
     Business Unit A           $2.1 million       105%(2)
      Individual             4 of 4 goals met      N/A(3)

  (1)   $2.90 (hypothetical actual EPS) divided by $3.00 (hypothetical target)
------------------------------------------------------------------------------
				    -4-

  (2) $2.1 million (hypothetical actual operating income) divided by $2.0 million (hypothetical target)
  (3) Full attainment of individual goals earns the participant the maximum available incentive award level. For Executive A, this is 53% before being weighted

    Executive B:
    ------------
				 Actual           Percent
				Plan Year         of Target
	   Goals               Performance        Achieved
	-------------          -----------        --------
	Corporate EPS             $2.90            97%(1)
	Individual          4 of 5 goals met       N/A(2)

  (1)   $2.90 (hypothetical actual EPS) divided by $3.00 (hypothetical target)
  (2) 4 of 5 individual goals performed represents 80% achievement of the 30% maximum incentive award level for Executive B, or 24% before being weighted

ILLUSTRATIVE PARTICIPANTS' INCENTIVE CALCULATION:
-------------------------------------------------

    Executive A:
    ------------

			   Total Award Based              Actual
	Goals              On Performance(1)        Incentive Award(2)
     --------------        -----------------        ------------------
     Corporate EPS               27.5%                    11.0%
     Business Unit A             39.5%                    15.8%
     Individual                    53%                    10.6%
						       -----------
				Total                     37.4%
	 Total Incentive      $37,400(3)

  (1) Based on the hypothetical target award level of 35% for Executive A and derived from Appendix A using the corresponding "Percent of Target Achieved" calculated above
  (2) The Total Award % multiplied by the weighted factor, which is 2/5 for Corporate EPS, 2/5 for Business Unit profits and 1/5 for individual goals
  (3) The Total Incentive Award as a percentage of the actual earnings for the plan year, which in the case of hypothetical Executive A is 37.4% of $100,000

    Executive B:
    ------------
			   Total Award Based              Actual
	Goals              On Performance(1)        Incentive Award(2)
     -------------         -----------------        ------------------
     Corporate EPS               17.0%                    11.3%
     Individual                  24.0%                     8.0%
						       ------------
				 Total                    19.3%
	  Total Incentive      $9,650(3)

  (1)   Based on the hypothetical target award level of 20% for Executive B
	and derived from Appendix A using the corresponding "Percent of Target Achieved" calculated above
  (2) The Total Award % multiplied by the weighted factor, which is 2/3 for Corporate EPS and 1/3 for individual goals
  (3)   The Total Incentive Award as a percentage of the actual earnings for
	the plan year, which in the case of hypothetical Executive B is 19.3% of
	$50,000

     Performance against corporate, business unit ( if applicable) and individual goals and the calculation of the earned incentive awards are certified by the Committee in the first quarter of the year following the plan year. The Committee has the authority to adjust participant awards downward, if appropriate.
------------------------------------------------------------------------------
				    -5-


G.   AWARD PAYOUTS AND TIMING

     Awards are paid in cash, subject to applicable withholding, after AMP's results have been verified by the Company and certified by the Committee. Typically, awards are paid before the end of the first quarter of the year following each plan year.

     To receive awards, participants must be active employees in good standing at AMP on December 31 of the plan year. However, different guidelines apply for those participants who retire, become disabled or die during the plan year. See Section H, subsections a) through c) below for details on these guidelines. The Committee has the authority to make exceptions to these rules and guidelines.

H.   ADMINISTRATIVE INFORMATION

     This section contains important information about changes in employment status, plan provisions for promotions, transfers and new hires, tax provisions and other administrative matters.

     a) Termination Before Year-End For Reasons Other Than Retirement, Disablement or Death
	 ---------------------------------------------------------------
	   Participants who leave AMP on or before December 31 of the plan year forfeit all award opportunities for the current plan year under this plan. If, however, employment is terminated after the completion of the plan year, participants are eligible to receive an award for the prior plan year. The Committee has the authority to make exceptions to this guideline.

     b) Retirement, Disablement and Death
	---------------------------------
	   Participants who retire, become disabled or die during the plan year are eligible to receive pro rata awards. For retirement and disablement, awards are paid after that plan year--regardless of the date of change--to enable the appropriate calculations to be made. For estate purposes, awards to employees who die are paid as soon as possible following death and will be based on anticipated performance. The Committee has the authority to make exceptions to this guideline.

     c)  Promotions, Transfers and New Hires
	 -----------------------------------
	   Participants who are promoted into the Plan, hired into the Plan, or transferred into or out of the Plan, are eligible to receive pro rata awards based on the period of active employment while under the Plan. For participants who transfer from one eligible position to another eligible position, awards are prorated and determined jointly by the former and new managers. The Committee has the authority to make exceptions to this guideline.

     d)  Taxes on Awards
	 ---------------
	   Participant awards are taxed as ordinary income, in keeping with current U.S. and local tax laws.

     e)  Amendment
	 ---------
	   The Committee also has the right to amend, suspend or terminate the Plan at any time for any reason. Such changes may be necessary if there are changes in laws, regulations or accounting practices, mergers, acquisitions, divestitures, or other extraordinary, unusual or nonrecurring items.

     f)  Employment
	 ----------
	   Participation in the Plan does not guarantee continued employment by AMP.

     g)  Management, Accounting and Financial Decisions
	 ----------------------------------------------
	   Nothing in this Plan shall affect the authority of the management of AMP to make management, business, accounting and financial decisions concerning the Company.

     h)  Non-Assignability
	 -----------------
	   Prior to its payment in cash, no right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same whether voluntary, involuntary or by
------------------------------------------------------------------------------
				    -6-

	   operation of law, shall be void except by will or by the laws of descent and and distribution or by such other means as the Committee may approve from time to time. No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any participant under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, then such right or benefit shall, in the sole discretion of the Committee, cease and determine, and in such event, AMP may hold or apply the same or any part thereof for the benefit of the participant, the participant's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may determine.

     i)  Non-Uniform Determinations
	 --------------------------
	   The Committee's determinations under the Plan (including without limitation determinations of the persons to participate under the Plan, award levels, objective performanced-based goals, relative weighting between goals, and the terms of such awards) need not be uniform and may be made by it selectively among persons who participate, or are eligible to participate, under the Plan, whether or not such persons are similarly situated.

     j)  Effect on Other Plans
	 ---------------------
	   Nothing in this Plan shall be construed to limit the right of AMP to establish any other forms of incentives or compensation for employees of the Company, whether payable in cash or otherwise, in connection with any proper corporate purpose.

     k)  Severability
	 ------------
	   If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or award, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or an award, such provision shall be stricken as to such jurisdiction, person, or award, and the remainder of the Plan and any such award shall remain in full force and effect.

     l)  Construction
	 ------------
	   Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     m)  Headings
	 --------
	   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     n)  Governing Law
	 -------------
	   The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Pennsylvania and applicable Federal law.

							      January 25, 1995


------------------------------------------------------------------------------
				    -7-

AMP INCORPORATED
HARRISBURG, PA  17105
------------------------------------------------------------------------------

		   APPENDIX A - PLAN YEAR TOTAL AWARD SCHEDULE
      (For Use in Converting Percents of Corporate-Wide and Unit-Specific
	     Financial Target Achievement Into Non-Weighted Incentive
				Award Percents)
 Percent of
 Financial   ______________________Incentive Profile__________________________
  Target
 Achieved    10%-35%-53%      10%-30%-45%      10%-25%-38%      10%-20%-30%

   120%          53.0%            45.0%            38.0%            30.0%
   119%          52.1%            44.3%            37.4%            29.5%
   118%          51.2%            43.5%            36.7%            29.0%
   117%          50.3%            42.8%            36.1%            28.5%
   116%          49.4%            42.0%            35.4%            28.0%
   115%          48.5%            41.3%            34.8%            27.5%
   114%          47.6%            40.5%            34.1%            27.0%
   113%          46.7%            39.8%            33.5%            26.5%
   112%          45.8%            39.0%            32.8%            26.0%
   111%          44.9%            38.3%            32.2%            25.5%
   110%          44.0%            37.5%            31.5%            25.0%
   109%          43.1%            36.8%            30.9%            24.5%
   108%          42.2%            36.0%            30.2%            24.0%
   107%          41.3%            35.3%            29.6%            23.5%
   106%          40.4%            34.5%            28.9%            23.0%
   105%          39.5%            33.8%            28.3%            22.5%
   104%          38.6%            33.0%            27.6%            22.0%
   103%          37.7%            32.3%            27.0%            21.5%
   102%          36.8%            31.5%            26.3%            21.0%
   101%          35.9%            30.8%            25.7%            20.5%
   100%          35.0%            30.0%            25.0%            20.0%
    99%          32.5%            28.0%            23.5%            19.0%
    98%          30.0%            26.0%            22.0%            18.0%
    97%          27.5%            24.0%            20.5%            17.0%
    96%          25.0%            22.0%            19.0%            16.0%
    95%          22.5%            20.0%            17.5%            15.0%
    94%          20.0%            18.0%            16.0%            14.0%
    93%          17.5%            16.0%            14.5%            13.0%
    92%          15.0%            14.0%            13.0%            12.0%
    91%          12.5%            12.0%            11.5%            11.0%
    90%          10.0%            10.0%            10.0%            10.0%


Note: After the total award is attained, it is multiplied by the appropriate financial goal weight.



							   January 25, 1995


			    AMP INCORPORATED
			    ----------------




		   1993 LONG-TERM EQUITY INCENTIVE PLAN
		   ------------------------------------

	  (As Amended and Restated Effective January 1, 1995)














		   1993 LONG-TERM EQUITY INCENTIVE PLAN
		   ------------------------------------


January 1995                                                                2
------------------------------------------------------------------------------

1. PURPOSE. The purposes of the AMP Incorporated 1993 Long-Term Equity Incentive Plan (the "Plan") are to encourage selected employees of AMP Incorporated (the "Company") to acquire a proprietary interest in the Common Stock of the Company, thereby aligning their interests with the interests of the shareholders; to generate an increased incentive to contribute to the Company's future growth and profitability, thus enhancing the value of the Company for the benefit of its shareholders; and to strengthen the ability of the Company to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth and profitability of the Company depend.

2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

       a) "Agreement" shall mean any agreement, contract, certificate or other instrument or document that is in writing and evidences any Award granted under the Plan.

       b) "Award" shall mean any Option, Stock Bonus Unit, Supplemental Cash Bonus, Performance Restricted Share or other grant made under the Plan.

       c) "Award Date" shall mean the date on which an Award is made under the Plan.

       d)   "Board" shall mean the board of directors of the Company.

January 1995                                                                3
------------------------------------------------------------------------------

       e) "Bonus Computation Date" shall mean the Award anniversaries for payment of a portion of Stock Bonus Unit and/or Supplemental Cash Bonus as described in Section 8 a).

       f) "Change in Control" shall mean those events and conditions that may occasion a change in control in the Company as defined in
	    Section 12.

       g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

       h) "Committee" shall mean a committee of the Board designated by such Board to administer the Plan and composed of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3. No member of the Committee shall be a current or former employee of the Company or shall have received an Award under the Plan within a one-year period prior to his or her appointment to the Committee. No member of the Committee shall participate in any decisions of the Committee that will or could affect their own distributions or other participation under the Plan.

       i) "Common Stock" shall mean the Common Stock of the Company, no par value.

       j) "Company" or "Corporation" shall mean AMP Incorporated, a corporation organized under the laws of the Commonwealth of Pennsylvania, and any of its subsidiaries, partnerships and joint ventures.

January 1995                                                                4
------------------------------------------------------------------------------

       k) "Competing Business" shall mean, as applied to a particular period of time, a business that at such time is engaged in the manufacture, sale or other disposition of a product or products that is in competition with a product or products of the Company.

       l) "Designated Value" shall mean the amount designated by the Committee with respect to a Stock Bonus Unit as defined in
	    Section 8 b).

       m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       n) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as set forth in Sections 7 a), 7 d), 8 b), and 8 c) or otherwise established from time to time by the Committee.

       o)   "Incentive Stock Option" (ISO) shall mean an option granted under
	    Section 7 of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

       p) "Nonqualified Stock Option" (NQSO) shall mean an option granted under Section 7 of the Plan that is not intended to be an Incentive Stock Option or does not qualify as an Incentive Stock Option.

January 1995                                                                5
------------------------------------------------------------------------------

       q) "Option" shall be a right to purchase a specified number of Shares at a given price within a specified period of time, and shall be either an Incentive Stock Option or a Nonqualified Stock Option.

       r) "Participant" shall mean those officers and other key employees designated to be granted an Award under the Plan as defined in
	    Section 5.

       s) "Performance Restricted Share" shall mean a restricted Share granted under Section 10 of the Plan that will either become an unrestricted Share or be forfeited based on Company performance during the Performance Vesting Period.

       t) "Performance Vesting Period" shall mean a period of three or more consecutive fiscal years of the Company specified by the Committee in conjunction with an Award of Performance Restricted Shares under
	    Section 10 of the Plan.

       u) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

       v) "Plan" shall mean the AMP Incorporated 1993 Long-Term Equity Incentive Plan.

January 1995                                                                6
------------------------------------------------------------------------------

       w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

       x)   "Securities Act" means the Securities Act of 1933, as amended.

       y)   "Share" or "Shares" shall mean the shares of Common Stock.

       z) "Stock Bonus Unit" shall mean any Award granted subject and pursuant to Section 8.

       aa)  "Supplemental Cash Bonus" shall mean any Award granted under
	    Section 9 in conjunction with a Stock Bonus Unit.

3. Administration. The Plan shall be administered by the Committee in accordance with its provisions.

       The Committee shall have full and final authority in its discretion to:
       i) interpret the provisions of the Plan and to decide all questions of fact arising in its application, and its interpretation and decisions shall be in all respects final, conclusive and binding; ii) determine the employees who will be Participants; iii) determine the type of Award to be made and the amount, size and terms of each such Award;
       iv) determine the time when Awards will be granted; v) impose such conditions on the grant of Awards as it deems appropriate; and
       vi) make all other determinations, rules and regulations necessary or advisable for the administration of this Plan.

January 1995                                                                7
------------------------------------------------------------------------------

       No member of the Committee shall be personally liable for any action or determination in respect to the administration of the Plan if made in good faith.

4. Shares Subject to Plan. The shares of stock subject to Options, Stock Bonus Units and Performance Restricted Shares shall be the Shares. Subject to the below-noted provisions, the maximum number of Shares that may be awarded under the Plan during its term shall be 5,000,000 Shares, subject to adjustment in accordance with Section 20 hereof. Such Shares may, in whole or part, be authorized and unissued shares or issued Shares reacquired by the Company. In addition to this number of Shares that may be awarded under the Plan during its term, to the extent permitted by Rule 16b-3 promulgated under the Exchange Act and any interpretations of the Securities and Exchange Commission Staff thereunder: i) if the total available Shares in any year are not awarded, the remaining balance of Shares shall be available for use in ensuing years; ii) similarly, if Awards which have been made under the Plan for any reason expire, terminate or are forfeited with all or any portion thereof remaining unexercised or unpaid, then the Shares corresponding to such unexercised or unpaid Awards will again be available for award under the Plan; and iii) to the extent Awards of Stock Bonus Units are paid in cash rather than Shares, or are paid in Shares and the number of Shares distributed is less than the number of Stock Bonus Units awarded, the remaining balance of Shares will be available for future awards under the Plan.

5. Participants. Persons eligible to receive Awards under the Plan shall be limited to those officers and other key employees of the Company who, in the opinion of the


January 1995                                                                8
------------------------------------------------------------------------------

       Committee, are in positions in which their decisions, actions, and counsel significantly impact upon the growth and financial success of the Company. The Committee's decisions with respect to participation shall be final and binding.

6. Awards Under the Plan. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and Incentive Stock Options), Stock Bonus Units with or without Supplemental Cash Bonuses, Performance Restricted Shares, or any combination of the above. Awards shall be made in such frequency and on such date as the Committee shall determine for each Participant. Effective for awards made beginning in 1995, no more than 2 percent of the 5,000,000 shares of Common Stock approved for distribution under the Plan during its term may be made subject to awards made to any one participant under the Plan in a given year.

7. Options. Options shall be evidenced by Option Agreements in such form and containing such terms and conditions as the Committee shall approve from time to time, consistent with this Plan. Option Agreements shall contain in substance, but not be limited to, the following terms and conditions:

       a) Option Price. The Option exercise price for each Share shall be equal to 100% of the Fair Market Value of a Share on the Award Date, as determined by the closing sale price reported on the New York Stock Exchange Composite Tape or such higher price as may be determined by the Committee in respect to any Option.


January 1995                                                                9
------------------------------------------------------------------------------

       b) Number of Shares. Each Option Agreement shall state the number of Shares covered by each Option Award.

       c) Exercise of Option. Each Option Agreement shall state the period or periods of time, as may be determined by the Committee, within which the Option may be exercised by the Participant, in whole or in part, provided that, subject to the provisions of the next sentence, the Option may not vest or be exercised earlier than twelve months after the Award Date of the Option nor later than ten years after the Award Date of the Option. Notwithstanding the previous sentence, the Committee shall have the power to permit, in its discretion, an acceleration of the previously determined exercise terms, subject to the terms of this Plan, under such circumstances and upon such terms and conditions as it deems appropriate. Each Option Agreement shall state the minimum number of Options that can be exercised in the event a Participant chooses to exercise fewer than the total number of Options that are exercisable, and the procedures and methods that must be followed in order to exercise an Option. During the life of a Participant, Options shall be exercisable only by such person or, if disabled, by such person's guardian or legal representative. After the death of a Participant, Options may be exercised, subject to the terms of the Plan, by the Participant's personal representative or by any person empowered to do so by will or by the laws of descent and distribution.

       d) Payment for Shares. Shares purchased pursuant to an Option Agreement shall be paid for in full at the time of exercise, either in the form of cash,

January 1995                                                               10
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	     Common Stock (whether by previously owned Shares or by having
	     the Company withhold a portion of the Shares to be received) valued at Fair Market Value on the date of payment as determined by the closing sales price of the New York Stock Exchange Composite Tape, or in a combination thereof, as the Committee may determine.

       e) Rights upon Termination of Employment. In the event that a Participant ceases to be an employee of the Company for any cause, all Options will terminate immediately or as the Committee may determine in its sole discretion. Furthermore, if the Committee in its sole discretion so determines, the period within which an Option may be exercised may be extended beyond the date of termination of employment if a Participant continues to perform services for the Company or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise. In no event may the Committee continue the term of the Option beyond its term as stipulated in the Option Agreement.

	     Notwithstanding the foregoing, any extension of the term of an Option beyond the date of termination of employment shall be contingent on such conditions as the Committee, in its sole discretion, may determine, including but not limited to the requirement that the Participant shall not, whether full time or part time, as an employee, independent contractor, consultant, advisor or otherwise, engage in or perform any services prior to the exercise and payment of such Option for a business that is a Competing Business, or otherwise act in a manner that is inimical or contrary to the best interests of

January 1995                                                               11
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	     the Company.  In the event that any of such conditions shall not
	     be fulfilled, the extension of the term of the Option and the obligations of the Company under this Section 7 shall forthwith terminate and the Participant's rights hereunder shall be canceled.

       f) Individual Limitations. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as Incentive Stock Options, including but not limited to the following:

	     i) Notwithstanding anything herein to the contrary, the aggregate Fair Market Value (determined as of the time the Option(s) is granted) of the Shares that may become first exercisable in any calendar year with an Incentive Stock Option shall not exceed $100,000 for each Participant; options exercised in excess of $100,000 in a given year shall be treated as Nonqualified Stock Options.

	     ii) Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted to any individual if at the time the Option is to be granted the individual owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company unless at the time such Option is granted the Option price is at least 110 percent of the Fair Market Value of

January 1995                                                               12
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		  the Shares subject to Option and such Option by its terms
		  is not exercisable after the expiration of five years from the Award Date.

	     iii) The Committee may require Participants to give the Company
		  prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option if such disposition occurs within 2 years from the Award Date of such Option or 1 year from the date of transfer of such Shares to Participant. These requirements to give prompt notice of disposition may be referred to in legends contained on the certificates evidencing such Shares.

       g) Other Terms. Each Incentive Stock Option Agreement shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as a tax-favored Option within the meaning of
	     Section 422 of the Code, or any amendment thereof, substitute therefor, or regulation thereunder. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an Incentive Stock Option. Subject to the limitations of
	     Section 22 below, the Committee shall have the power to amend the terms of any Option.

8. Stock Bonus Units. Stock Bonus Units granted under the Plan shall be evidenced by Agreements in such form and containing such terms and conditions as the Committee shall approve from time to time, consistent with this Plan. The Agreements shall specify, but not be limited to, the number of Stock Bonus Units

January 1995                                                               13
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       awarded to a Participant, the Designated Value of the Shares as of the
       Award Date, and the Bonus Computation Dates:

       a) Bonus Computation Dates. At the time of the Award of Stock Bonus Units, the Committee shall establish with respect to each such Award, Bonus Computation Dates that are the fourth, fifth and sixth anniversaries of the Award Date and at which time one-third of the Stock Bonus Units shall be calculated and paid.

       b) Designated Value. The Designated Value shall be an amount designated by the Committee on the Award Date, but in no event less than 95% of the Fair Market Value as determined by the average closing sales price as reflected on the New York Stock Exchange Composite Tape for the 10 trading days immediately prior to such Award Date.

       c) Payment Determination. The amount of payment, if any, shall be determined on each of the specified Bonus Computation Dates by subtracting the Designated Value from the Fair Market Value as determined by the average closing sales price as reflected on the New York Stock Exchange Composite Tape for the 10 trading days immediately prior to such Bonus Computation Date, and multiplying such difference by the number of Stock Bonus Units maturing on the Bonus Computation Date.

	d) Form of Payment. Subject to the provisions of the next sentence, Awards shall be paid in Shares with the exception that fractional Shares shall be paid

January 1995                                                               14
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	     in cash.  The Committee, in its sole discretion, may
	     determine that Awards or any portion thereof may be paid in cash.

	e) Time of Payment . Awards shall be paid as of each Bonus Computation Date, or as soon thereafter as practical, taking into consideration effects of any short-swing profit liability imposed by Section 16 of the Exchange Act in a manner determined by the Committee. Payments may, in the sole discretion of the Committee, be made in lump sum distributions and/or installments.

	     Notwithstanding the foregoing, the Committee may, in its sole discretion at any time or times after the first anniversary of the Award Date, accelerate the date that is the Bonus
	     Computation Date under such circumstances and upon such terms and conditions as it deems appropriate.

	f) Termination Prior to Award Being Fully Earned. Unless the Committee, in its sole discretion, determines otherwise, an Award granted to a Participant shall terminate for all purposes when a Participant terminates employment with the Company except in the case of death, disability, or retirement. A Participant, or the estate of a Participant, whose employment was terminated due to death, disability or retirement occurring more than one year after the Award Date shall be eligible to receive a pro rata portion of the payment of his or her Award based upon the portion of the performance period during which the Participant was employed, in such amount and manner and with such conditions as the Committee shall determine.

January 1995                                                               15
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	     If the Committee in its sole discretion so determines,
	     employment shall not be considered as terminated for the purposes of this Section 8 f) so long as a Participant continues to perform services for the Company or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise, provided, however, that Participant during such period does not, whether full time or part time, engage in or perform any services as an employee, independent contractor, consultant, advisor or otherwise, for a Competing Business.

9. Supplemental Cash Bonus Awards. The Committee may, in its sole discretion, grant Supplemental Cash Bonus Awards to Participants in conjunction with payments with respect to Stock Bonus Units. The Supplemental Cash Bonus Award shall be paid in cash and shall be a percentage no greater than that calculated to provide an Award sufficient to pay the anticipated United States Federal income tax at a maximum rate for the highest taxable bracket with respect to both the payment for Stock Bonus Units and the Supplemental Cash Bonus Award rounded up to the next highest whole percentage point. Payment of the Supplemental Cash Bonus shall be made at the same time as payment of the Stock Bonus Units.

10. Performance Restricted Shares. Performance Restricted Shares awarded under the Plan shall be evidenced by Share certificates issued to the Participant at the time of the Award that bear such legend or legends as the Company deems necessary or appropriate. These Performance Restricted Shares shall be


January 1995                                                               16
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	governed by Agreements in such form and containing such terms and
	conditions as the Committee shall approve from time to time, consistent with the Plan. These Agreements shall also contain in substance, but not be limited to, the following terms and conditions:

	a) Performance Vesting Period. At the time of an Award of Performance Restricted Shares, the Committee shall establish with respect to such Award a Performance Vesting Period equal to three or more consecutive fiscal years of the Company. Awards of Performance Restricted Shares applicable to a Performance Vesting Period shall be made by the Committee no later than the end of the first calendar quarter of the first fiscal year in the Performance Vesting Period.

	b) Terms of an Award. In making an Award of Performance Restricted Shares, the Committee shall specify i) a number of Performance Restricted Shares covered by the Award, ii) the applicable Performance Vesting Period, iii) the minimum average annual ROE to be attained by the Company over the Performance Vesting Period as a pre-condition to any of the Performance Restricted Shares becoming vested at the end of the Performance Vesting Period,
	     iv) a target average annualized earnings growth rate to be attained by the Company over the Performance Vesting Period,
	     v) and a super-target average annualized earnings growth rate to be attained by the Company over the Performance Vesting Period. For purposes hereof, 1) average annual ROE for a Performance Vesting Period shall be the arithmetic average of the annual
	     ROE numbers

January 1995                                                               17
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	     reported for each fiscal year in the Performance Vesting Period,
	     and 2) the average annualized earnings growth rate for a Performance Vesting Period shall be the constant rate of year-to-year earnings growth that, were it to occur consistently over the Performance Vesting Period, would generate the actual aggregate earnings realized during the Performance Vesting Period.

	c) Vesting of Performance Restricted Shares. At the end of a Performance Vesting Period, all Performance Restricted Shares awarded with respect to the Performance Vesting Period shall be forfeited, canceled and returned to the Company if the minimum average annual ROE target applicable to the Performance Vesting Period has not been attained. If the ROE target has been attained or exceeded at such point in time, the number of Performance Restricted Shares awarded to a Participant at the outset of the Performance Vesting Period that become vested will be determined by the actual average annualized earnings growth rate attained over the Performance Vesting Period, as follows:

	     i) If the actual average annualized earnings growth rate over the Performance Vesting Period is 0% or less, all Performance Restricted Shares awarded with respect to the Performance Vesting Period shall be forfeited, canceled, and returned to the Company.

	     ii) If the actual average annualized earnings growth rate over the Performance Vesting Period is between 0% earnings growth and

January 1995                                                               18
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		  the target average annualized earnings growth rate
		  applicable to the Performance Vesting Period, the actual growth rate stated as a percentage of the target growth rate will determine the percentage of the Performance Restricted Shares of each Participant that will be vested, with the balance of the Performance Restricted Shares to be forfeited, canceled and returned to the Company.

	     iii) If the actual average annualized earnings growth rate over
		  the Performance Vesting Period is between the target level and the super-target level of average annualized earnings growth applicable to the Performance Vesting Period, the Participant will be vested in between 100% and 200% of the Performance Restricted Shares awarded at the outset of the Performance Vesting Period, with the applicable vesting percentage determined using direct proportions (e.g., if the earnings growth rate is 1/4 of the spread between the target and the super-target, the vesting percentage would be 125%; if the earnings growth rate is 8/10 of the spread between the target and the super-target, the vesting percentage would be 180%).


	     iv) If the actual average annualized earnings growth rate over the Performance Vesting Period is at or above the super-target level, the Participant will be vested in 200% of the Performance Restricted Shares awarded at the outset of the Performance Vesting Period.

January 1995                                                               19
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	d)   Voting of Performance Restricted Shares.  During the Performance
	     Vesting Period applicable to an Award of Performance Restricted
	     Shares, all voting rights appurtenant to the Performance
	     Restricted Shares shall be fully exercisable by the Participant notwithstanding the performance vesting restrictions. However, during the Performance Vesting Period, no voting rights shall exist or be exercisable with respect to Performance Restricted
	     Shares credited to the dividend reinvestment account described in Section 10 e) below.

	e) Dividends. All dividends (cash or stock) payable on non-vested Performance Restricted Shares during the Performance Vesting Period applicable to such Award shall be held by the Company in a phantom dividend reinvestment account. Cash dividends will be deemed to have been invested in further Performance Restricted Shares using the closing price on the New York Stock Exchange on the dividend payment date. Dividends that would be payable on such dividend reinvestment account Performance Restricted Shares will also be credited to the account and deemed invested in further Performance Restricted Shares. At the end of the Performance Vesting Period, the Participant shall be vested in the same percentage of the balance of the Performance Restricted Shares credited to the dividend reinvestment account as the percentage the Participant is vested, in accordance with the terms of the Plan, for the Award of the Performance Restricted Shares applicable to the Performance Vesting Period. The Participant's vested Performance Restricted Shares under the dividend reinvestment account shall be paid

January 1995                                                               20
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	     out to the Participant in actual Shares, without further
	     restriction, plus cash for any fractional Share.

	f) Form and Time of Payment. As soon as practical after the end of a Performance Vesting Period, the Company shall issue to each Participant with Performance Restricted Shares that vested with respect to the Performance Vesting Period a certificate for the number of such vested Shares plus the related number of vested Shares attributable to the dividend reinvestment account. The Company shall concurrently cancel the Share certificate issued at the outset of the Performance Vesting Period to evidence the Performance Restricted Share Award.

	g) Termination Prior to Award Being Fully Earned. Unless the Committee, in its sole discretion, determines otherwise, an Award granted to a Participant shall terminate for all purposes when a Participant terminates employment with the Company except in the case of death, disability, or retirement. A Participant, or the estate of a Participant, whose employment was terminated due to death, disability or retirement occurring more than one year after the Award Date shall be eligible to receive a pro rata portion of the payment of his or her Award based upon the portion of the Performance Vesting Period during which the Participant was employed, in such amount and manner and with such conditions as the Committee shall determine.

	     If the Committee in its sole discretion so determines, employment shall not be considered as terminated for the purposes of this
	     Section 10 g) so

January 1995                                                               21
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	     long as a Participant continues to perform services for the
	     Company or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise, provided, however, that Participant during such period does not, whether full time or part time, engage in or perform any services as an employee, independent contractor, consultant, advisor or otherwise, for a Competing Business, or otherwise act in a manner that is inimical or contrary to the best interests of the Company.

11. Non-Registration. In the event the Shares to be issued hereunder have not been registered under the Securities Act or a registration is not then currently effective with respect to such Shares, the Committee shall require, as a condition to the exercise of any Option and the award or vesting of any Performance Restricted Shares under this Plan, that the Participant deliver to the Company at the time of such exercise, award or vesting a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Participant or other person then entitled to exercise such Option or receive vested Performance Restricted Shares, stating that the Shares are being acquired for his or her own account, for investment and without any present intention of distribution or reselling said Shares, or any of them, except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Participant or other person then entitled to exercise such Option or receive vested Performance Restricted Shares will indemnify the Company against and hold it free and harmless from any loss, damages, expense or liability resulting to the Company if any sale or distribution of the Shares by such person is contrary to the

January 1995                                                               22
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	representation and agreement referred to above.  The Committee may
	take whatever additional actions it reasonably deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other Federal or state securities laws or regulations, including but not limited to Rule 144 promulgated under the Securities Act. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired on an Option exercise or upon vesting of Performance Restricted Shares does not violate the Securities Act, and may issue stop-transfer orders covering such Shares. Share certificates evidencing Shares issued on exercise of such Option or vesting of such Performance Restricted Shares shall bear an appropriate legend referring to the provisions of this Section 11 and the agreements herein.

12. Change in Control. For the purposes of this Section, "Change in Control" shall mean the first to occur of any one of four events described below:

	a) The acquisition of beneficial ownership (other than from the Company) by any person, entity or "group" within the meaning of
	    Section 13 d) 3) or Section 14 d) 2) of the Exchange Act excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries that acquires beneficial ownership of voting securities of the Company (within the meaning of Rule 13d-3 promulgated under the Exchange
	    Act), of 30% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then

January 1995                                                               23
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	    outstanding voting securities entitled to vote generally in the
	    election of directors; or

	b) A change in the persons constituting the Board as it existed in the immediately preceding calendar year (the "Incumbent Board") such that the directors of the Incumbent Board no longer constitute a majority of the Board; provided that any person becoming a director in a subsequent year whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

	c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of the reorganized, merged or consolidated corporation's then outstanding voting securities; or

January 1995                                                               24
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	d)  A liquidation or dissolution of the Company or the sale of all or
	    substantially all of the assets of the Company.

	Notwithstanding the provisions of Sections 7, 8, 9, and 10 hereof and the terms of each Agreement, upon the occurrence of a Change of Control as defined above, all Options that are unexercised and unexpired shall become immediately and automatically vested for the period of their remaining terms, and all Stock Bonus Units, Supplemental Cash Bonus Awards, Performance Restricted Shares and other applicable Awards granted under the Plan that are unvested and unpaid shall automatically become immediately vested and payable, without any further action by the Committee.

13. General Restrictions. The Plan and each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that the Plan, an Award under the Plan or the issuance or purchase of Shares in connection therewith requires or it is desirable that it has i) the listing, registration or qualification of the Shares subject or related to the Plan upon any securities exchange or under any state or Federal law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, or ii) the consent or approval of any government regulatory body, or iii) an Agreement by the recipient of an Award with respect to the disposition of Shares, then such Plan will not be effective and the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

January 1995                                                               25
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14.     Rights of a Shareholder.  The recipient of any Award under the Plan
	shall not be, nor have any of the rights of, a shareholder with respect thereto unless and until certificates for Shares are issued to such Participant.

15. Rights to Terminate Employment. Nothing in the Plan or in any Agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or affect any right that the Company may have to terminate the employment of such Participant for any reason whatsoever, with or without good cause.

16. Management, Accounting and Financial Decisions. Nothing in this Plan shall affect the authority of the management of the Company to make management, business, accounting and financial decisions concerning the Company.

17.     Withholding of Taxes; Withholding of Shares.

	a) Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Withholding requirements may be satisfied by cash payments or, at the election of a Participant, by having the Company withhold a portion of the Shares or Supplemental Cash Bonus to be received, or by delivering previously owned Shares, having a value equal

January 1995                                                               26
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	    to the amount to be withheld (or such portion thereof as the
	    Participant may elect).

	b) Any election to have Shares withheld under this Section or, if so determined by the Committee, under Section 7 d), may be subject, in the Committee's discretion, to one or more of the following restrictions in accordance with Section 16(b) of the Exchange Act:

	    i)   the election shall be irrevocable;

	    ii) the election shall be subject, in whole or in part, to the approval of the Committee and to such rules as it may adopt;

	    iii) the Option that may be part of the transaction must not be
		 exercised within six months following the election; and

	    iv) the election shall be made during the time period specified in Rule 16b-3(e) promulgated under the Exchange Act.

	Whenever payments under the Plan are to be made in cash, such payments shall be net of an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements.

18. Non-Assignability. Prior to its settlement in the form of cash or fully vested Shares, no right or benefit under this Plan shall be subject to anticipation, alienation, sale,

January 1995                                                               27
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	assignment, pledge, encumbrance or charge, and any attempt to
	anticipate, alienate, sell, assign, pledge, encumber or charge the same whether voluntary, involuntary or by operation of law, shall be void except by will or by the laws of descent and distribution or by such other means as the Committee may approve from time to time.
	No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, then such right or benefit shall, in the sole discretion of the Committee, cease and determine, and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Participant, Participant's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may determine.

	The Committee may impose such restrictions on the transferability of the Shares as it deems appropriate. Any such restrictions shall be set forth in the respective Agreement and may be referred to in legends contained on the certificates evidencing such Shares.

19. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively

January 1995                                                               28
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	among persons who receive, or are eligible to receive, Awards under
	the Plan, whether or not such persons are similarly situated.

20. Adjustments. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall adjust the maximum number of Shares that may be issued under the Plan and shall provide for an equitable adjustment of any outstanding and unexercised Award or any Shares issuable pursuant to an outstanding and unexercised Award under this Plan, to the end that after such event the Participant's proportionate interest shall be maintained as before the occurrence of such event.

21. Delegation. The Committee may delegate to one or more officers or managers of the Company, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to: i) grant Awards to Participants; ii) cancel, modify, waive rights with respect to Participants; or iii) alter, discontinue, suspend, or terminate Awards held by Participants; provided, however, that no such Participants shall be an officer, director or ten percent shareholder of the Company within the meaning of those terms under Section 16 of the Exchange Act.

22. Amendment. The Board may amend, suspend or terminate the Plan at any time or from time to time, except that no amendment shall be effective without shareholder approval if shareholder approval of such amendment, suspension or termination would be required in order to ensure that the Plan, as amended, would continue to

January 1995                                                               29
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	meet the requirements of Rule 16b-3 promulgated under the Exchange
	Act. Except as may be provided in any Agreement, the termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect a Participant's rights under an Award previously granted.

23. Effect on Other Plans. Nothing in this Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for employees of the Company, or to grant or assume Options or restricted stock otherwise than under this Plan in connection with any proper corporate purpose.

24. Duration of the Plan. The Plan shall remain in effect until all Awards under the Plan either have been satisfied by the issuance of Shares or the payment of cash, or have expired or been forfeited by their terms, but no Award shall be granted more than ten years after the date the Plan is adopted by the Board or the date the Plan receives shareholder approval, whichever is earlier.

25. Funding of the Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan and payment of Awards shall be subordinate to the claims of the Company's general creditors.

26. Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed

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	applicable by the Committee, such provision shall be construed or
	deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

27. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

28. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

29. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Pennsylvania and applicable Federal law.

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30.     Effective Date.  The Plan was duly approved by the stockholders of
	the Company at the 1993 Annual Meeting of Stockholders and was effective on July 1, 1993. Subject to the provisions of Section 31, this amendment and restatement of the Plan as amended shall be effective on January 1, 1995.

31. Approval of Stockholders. Notwithstanding anything herein to the contrary, the Plan as amended and restated herein shall be effective only if it is approved by holders of a majority of the outstanding Shares entitled to vote and either present in person or represented by proxy at an Annual Meeting of Stockholders to be held in 1995.